PriceCostco 401(k) Retirement Plan
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                       PriceCostco 401(k) Retirement Plan

                                TABLE OF CONTENTS

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ARTICLE 1
DEFINITIONS.......................................................................................................1

ARTICLE 2
ELIGIBILITY AND PARTICIPATION....................................................................................16
         2.1      ELIGIBILITY....................................................................................16
         2.2      CONTINUANCE OF PARTICIPATION...................................................................16
         2.3      PARTICIPATION UPON RE-EMPLOYMENT...............................................................17
         2.4      INELIGIBLE EMPLOYEE STATUS.....................................................................17

ARTICLE 3
EMPLOYER CONTRIBUTIONS...........................................................................................17
         3.1      DETERMINATION OF CONTRIBUTION .................................................................17
         3.2      RETURN OF CONTRIBUTION.........................................................................19
         3.3      TIME OF PAYMENT OF CONTRIBUTION ...............................................................20

ARTICLE 4
NONDISCRIMINATION TESTS AND DISTRIBUTION OF EXCESS AMOUNTS.......................................................20
         4.1      DISTRIBUTION OF EXCESS DEFERRALS...............................................................20
         4.2      DEFERRAL LIMITATION............................................................................20
         4.3      MATCHING CONTRIBUTION LIMITATION...............................................................22
         4.4      FAMILY AGGREGATION RULES.......................................................................24
         4.5      EXCISE TAXES...................................................................................25
         4.6      LIMITED DISTRIBUTIONS OF SALARY DEFERRAL AND QUALIFIED
                  NON-ELECTIVE CONTRIBUTIONS.....................................................................26
ARTICLE 5
ALLOCATION TO ACCOUNTS...........................................................................................26
         5.1      CONTRIBUTION ALLOCATION........................................................................26
         5.2      ALLOCATION OF INVESTMENT INCOME (OR LOSS)......................................................28
         5.3      LIMITATION ON ANNUAL ADDITIONS.................................................................28
         5.4      LIMITATION FOR MULTIPLE PLANS..................................................................29
         5.5      ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS........................................................30

ARTICLE 6
PARTICIPANT CONTRIBUTIONS........................................................................................31
         6.1      PARTICIPANT ROLLOVER AND TRANSFER CONTRIBUTIONS................................................31


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         6.2      WITHDRAWAL OF ROLLOVER AND TRANSFER CONTRIBUTIONS..............................................31

ARTICLE 7
INVESTMENT OF ACCOUNTS...........................................................................................31
         7.1      INVESTMENT OF ACCOUNTS.........................................................................31
         7.2      OPTIONAL PASS-THROUGH VOTING OF NON-EMPLOYER STOCK.............................................32
         7.3      PASS-THROUGH VOTING OF EMPLOYER STOCK..........................................................32

ARTICLE 8
VESTING AND FORFEITURES..........................................................................................34
         8.1      FULL VESTING...................................................................................34
         8.2      NORMAL VESTING SCHEDULE........................................................................34
         8.3      ALTERNATIVE VESTING SCHEDULE FOR MISCONDUCT....................................................35
         8.4      INCLUDED YEARS OF SERVICE - VESTING............................................................35
         8.5      FORFEITURES....................................................................................35
         8.6      RESTORATION OF FORFEITURES.....................................................................36

ARTICLE 9
DISTRIBUTION OF BENEFITS.........................................................................................36
         9.1      DISTRIBUTION AFTER AGE 59 1/2..................................................................36
         9.2      DISTRIBUTION UPON SEPARATION FROM SERVICE......................................................36
         9.3      FORM OF  DISTRIBUTION..........................................................................37
         9.4      LATEST DATE FOR COMMENCEMENT OF BENEFITS.......................................................37
         9.5      REQUIRED DISTRIBUTION AT AGE 70 1/2............................................................37
         9.6      DEATH DISTRIBUTION PROVISIONS..................................................................38
         9.7      DISTRIBUTION UNDER QUALIFIED DOMESTIC RELATIONS ORDER..........................................38
         9.8      HARDSHIP WITHDRAWALS...........................................................................38
         9.9      DIRECT ROLLOVER FOR ELIGIBLE DISTRIBUTIONS.....................................................40

ARTICLE 10
RIGHTS AND REMEDIES OF PARTICIPANTS..............................................................................41
         10.1     ANNUAL STATEMENTS..............................................................................41
         10.2     ASSIGNMENT OR ALIENATION.......................................................................42
         10.3     NOTICE OF CHANGE IN TERMS......................................................................42
         10.4     INFORMATION AVAILABLE..........................................................................42
         10.5     DENIAL OF BENEFITS.............................................................................42

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         10.6     APPEAL PROCEDURE...............................................................................43
         10.7     LITIGATION AGAINST THE TRUST...................................................................43
         10.8     DISTRIBUTION FOR MINOR BENEFICIARY.............................................................43

ARTICLE 11
EMPLOYER ADMINISTRATIVE PROVISIONS...............................................................................44
         11.1     INFORMATION TO PLAN ADMINISTRATOR..............................................................44
         11.2     NO LIABILITY...................................................................................44
         11.3     INDEMNITY OF TRUSTEE AND COMMITTEE.............................................................44

ARTICLE 12
PARTICIPANT ADMINISTRATIVE PROVISIONS............................................................................44
         12.1     BENEFICIARY DESIGNATION........................................................................44
         12.2     NO BENEFICIARY DESIGNATION.....................................................................45
         12.3     PERSONAL DATA TO PLAN ADMINISTRATOR............................................................46
         12.4     ADDRESS FOR NOTIFICATION.......................................................................46
         12.5     NO RIGHT TO CONTINUED EMPLOYMENT...............................................................46

ARTICLE 13
POWERS AND DUTIES OF PLAN ADMINISTRATOR..........................................................................47
         13.1     COMMITTEE MEMBERS' EXPENSES....................................................................47
         13.2     VACANCY........................................................................................47
         13.3     POWERS OF PLAN ADMINISTRATOR...................................................................47
         13.4     FUNDING POLICY.................................................................................48
         13.5     AUTHORIZED REPRESENTATIVE......................................................................49
         13.6     INTERESTED MEMBER..............................................................................49
         13.7     INDIVIDUAL ACCOUNTS............................................................................49
         13.8     VALUE OF PARTICIPANT'S ACCOUNTS................................................................49
         13.9     ACCOUNT CHARGED................................................................................49
         13.10    UNCLAIMED ACCOUNT PROCEDURE....................................................................49

ARTICLE 14
EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION........................................................................50
         14.1     EXCLUSIVE BENEFIT..............................................................................50
         14.2     AMENDMENT BY EMPLOYER..........................................................................50
         14.3     AMENDMENT TO VESTING SCHEDULE..................................................................51


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         14.4     DISCONTINUANCE.................................................................................51
         14.5     FULL VESTING ON TERMINATION....................................................................52
         14.6     MERGER.........................................................................................52
         14.7     TERMINATION....................................................................................52

ARTICLE 15
GENERAL PROVISIONS...............................................................................................52
         15.1     EVIDENCE.......................................................................................52
         15.2     NO RESPONSIBILITY FOR EMPLOYER ACTION..........................................................52
         15.3     RESTRICTIONS OF THE ACT........................................................................53
         15.4     FIDUCIARIES NOT INSURERS.......................................................................53
         15.5     WAIVER OF NOTICE...............................................................................53
         15.6     SUCCESSORS.....................................................................................54

ARTICLE 16
TOP-HEAVY PROVISIONS.............................................................................................54
         16.1     TOP-HEAVY PROVISIONS...........................................................................54
         16.2     TOP-HEAVY DEFINITIONS..........................................................................54
         16.3     DETERMINATION  OF TOP-HEAVY....................................................................55
         16.4     TOP-HEAVY RATIO................................................................................55
         16.5     MINIMUM ALLOCATION.............................................................................56
         16.6     IMPACT ON MAXIMUM BENEFITS.....................................................................57

ARTICLE 17
EXECUTION........................................................................................................57

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                       PriceCostco 401(k) Retirement Plan

This plan is established by Price/Costco, Inc., a Delaware corporation ("PriceCostco") effective January 1, 1995, (the "Effective Date") for the exclusive benefit of eligible employees of Costco Wholesale Corporation and The Price Company. This document is an amendment and restatement that merges The Costco Wholesale Corporation Employees' 401(k) Retirement Plan and The Price Company Profit Sharing Plan into The Price Company 401(k) Plan (collectively, the "Prior Plans"). Each participant in any of the Prior Plans on the Effective Date shall continue to be a participant in this plan as of the Effective Date. Notwithstanding the vesting schedule set forth in this document, the interest of each participant who was a participant in the Prior Plans shall be vested under this plan at least to the extent that the interest of that participant was vested under the Prior Plans as of the Effective Date. The plan is intended to be a qualified profit sharing plan under the Internal Revenue Code, with a salary reduction arrangement under Code Section 401(k) and a matching arrangement under Code Section 401(m).

                                    ARTICLE 1
                                   DEFINITIONS

Whenever used in this Plan, the following terms shall have the meanings set out below, unless the context clearly indicates otherwise, and when the defined meaning is intended the term is capitalized:

1.1 "Account" means the aggregate of the accounts maintained for a Participant under the Plan.

1.2 "Act" means the Employee Retirement Income Security Act of 1974 (also known as ERISA), as it may be amended from time to time.

1.3 "Affiliated Company" means any corporation, trade, or business comprising with the Employer part of a controlled group (as defined in Code Sections 414(b) and (c) as modified by Code Section 414(h)), any organization comprising with the Employer part of an affiliated service group (as defined in Code Section 414(m)), or any employer of "leased employees" (as defined in Code Section 414(n)) of the Employer or other Affiliated Company, and any other entity required to be aggregated with the Employer under Code Section 414(o) and the regulations issued thereunder.

1.4 "Anniversary Date" means the last day of the Plan Year.

1.5 "Annual  Addition"  means (for purposes of applying the  limitations of Code
Section 415) the sum of the following amounts allocated on behalf of a Participant for a Limitation Year under all qualified defined contribution plans of the Employer:

     (a) All Employer contributions (including Excess Contributions and Excess Aggregate Contributions);

     (b) All Employee contributions;


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     (c) All forfeitures; and

     (d) All amounts allocated after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2), which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, with respect to taxable years ending after such date, which are attributable to post-retirement medical benefits, as defined in Code Section 419(A)(d)(3), allocated to the separate account of a Key Employee, as defined in Code Section 416(i), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer.

1.6 "Approved Absence" means an Employee's leave without pay for a specified period of time on such terms and conditions and for such reasons as the Employer may determine in its sole discretion, which leave is approved by the Employer in advance and in writing.

1.7 "Average Contribution Percentage (ACP)" means the average (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Contribution Percentages of the Participants in a specified group of eligible Highly Compensated Employees or Non-Highly Compensated Employees.

1.8 "Average Deferral Percentage (ADP)" means the average (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Deferral Percentages of the Participants in a specified group of eligible Highly Compensated Employees or Non-Highly Compensated Employees.

1.9 "Beneficiary" means a person or entity designated by a Participant or by the terms of the Plan who is entitled to a benefit under the Plan in the event of the Participant's death. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed the Beneficiary's interest. A Beneficiary's right to (and the Plan Administrator's or the Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan.

1.10 "Break in Service" means a Period of Severance of 12 consecutive months, during which a Participant completes no Hours of Service.

1.11 "Code" means the Internal Revenue Code of 1986, as amended.

1.12 "Committee"  means  the  PriceCostco   Benefits  Committee   appointed  by
PriceCostco to administer this Plan. At the effective date of this instrument, the members of the PriceCostco Benefits Committee are: John Eagan, Richard Galanti, John Matthews, Monica Smith, and Jay Tihinen, each of whom shall serve until resignation by the member, removal of the member by the Board of Directors, termination of employment with all PriceCostco affiliated companies, or the appointment of a new Benefits Committee by the Board of Directors.

1.13 "Compensation" for purposes of Salary Deferral and Matching Contributions means wages within the meaning of Section 3401(a) of the Code (that is, wages subject to federal income tax withholding) before reduction for any nontaxable amounts that are contributed by the

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Employer pursuant to a salary reduction agreement under Sections 125, 402(e)(3),
402(h), or 403(b) of the Code and before reduction for any salary (but not any bonus) deferred under the PriceCostco Deferred Compensation Plan for Employees of Costco Wholesale Corporation or the PriceCostco Deferred Compensation Plan for Employees of The Price Company. However, such compensation shall exclude the following types of payments: bonuses paid to salaried employees, severance pay, safety awards, scholarships, gain sharing payments, ridesharing or carpool payments, dependent care assistance reimbursements, taxable life insurance, earned income credits, distributions from the PriceCostco Deferred Compensation Plan for Employees of Costco Wholesale Corporation or the PriceCostco Deferred Compensation Plan for Employees of The Price Company, relocation expenses, automobile allowances, FlexCredits under the PriceCostco FlexPlan, any payment for a period of less than two weeks, any non-cash compensation, and effective January 1, 1996, bonuses paid to hourly employees. For purposes of Employer Discretionary contributions, Compensation shall be as defined above except that gain sharing payments and any payments for a period of less than two weeks shall be included.


     Compensation taken into account in a Participant's first year of participation in the Plan shall not include the Compensation earned by the Participant prior to the Entry Date on which the Participant first commenced participation in the Plan. Furthermore, under the Act, the annual Compensation of any Participant taken into account for determining any benefit provided under the Plan shall not exceed $150,000, as adjusted in accordance with Sections 401(a)(17) and 415(d)(1) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the family aggregation rules of Code Section 414(q)(6) shall apply to Five Percent Owners and Top-Ten Highly Compensated Employees. However, for this purpose, the term Family Member shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If the maximum compensation limitation would otherwise be exceeded as a result of the application of the family aggregation rules, then, for purposes of determining benefits under the Plan, the limitation shall be prorated among the affected family members in proportion to each member's compensation determined under this section prior to the application of the maximum compensation limitation. The family aggregation rules of Code Section 414(q)(6) are incorporated herein by reference. (See also, Section 414 Compensation and Section 415 Compensation, defined below.)

1.14 "Contribution Percentage" means the ratio (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the Matching Contributions made under the Plan on behalf of a Participant for the Plan Year to the 414 Compensation of the Participant for the Plan Year. Provided, however, that in the case of a Highly Compensated Employee who is eligible to participate in two or more Code Section 401(k) plans of the Employer to which matching contributions or employee contributions are made, all such contributions on behalf of the Highly Compensated Employee must be aggregated for purposes of determining the Highly Compensated Employee's Contribution Percentage.

1.15 "Deferral Percentage" shall means the ratio (expressed as a percentage calculated to the nearest one-hundredth of one percent) of the sum of the Salary Deferral Contributions and Qualified Non-Elective Contributions made under the Plan on behalf of a Participant for a Plan

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Year to the 414  Compensation of the  Participant  for the Plan Year.  Provided,
however, that in the case of a Highly Compensated Employee who is eligible to participate in two or more Code Section 401(k) plans of the Employer to which salary reduction contributions, or other elective contributions, may be made, all such contributions on behalf of the Highly Compensated Employee shall be aggregated for purposes of determining the Highly Compensated Employee's Deferral Percentage.

1.16 "Discretionary Contribution" means a contribution (other than a Matching Contribution or a Salary Deferral Contribution) made by the Employer pursuant to Section and allocated to Participants' Accounts when such contribution is not designated by the Employer as a Qualified Non-Elective Contribution.

1.17 "Effective Date" means January 1, 1995, being the effective date of this amendment and restatement of the Plan.

1.18 "Eligibility Computation Period" means a 12-consecutive-month period during which an Employee completes not less than 1,000 Hours of Service, measuring the beginning of the initial 12-month period from the Employee's Employment Commencement Date. If an Employee does not complete 1,000 Hours of Service during his or her initial Eligibility Computation Period, each succeeding Eligibility Computation Period shall be the 12-consecutive- month period ending on the last day of each bi-weekly payroll period.

1.19 "Eligible Employment" means employment as an Employee of any Participating Employer other than as a Leased Employee or as a member of a unit of employees covered by a collective bargaining agreement with the Participating Employer, as long as benefits were the subject of good faith bargaining between employee representatives and the Participating Employer, unless such collective bargaining agreement specifically provides for eligibility under this Plan.

1.20 "Employee" means any employee of the Employer, including a Leased Employee.

1.21 "Employee Contribution Account" means the Accounts maintained for a Participant to record his or her contributions to the Plan, including a Participant's "Transfer Account" or "Rollover Account" (but excluding accounts for Salary Deferral Contributions, which are considered Employer contributions under the Act).

1.22  "Employer" means Price/Costco, Inc., and any Affiliated Company.

1.23 "Employer Contribution Account" means the Accounts maintained for a Participant to record his or her share of the contributions of the Employer that are subject to the Plan's vesting schedule, including accounts for Matching Contributions and Discretionary Contributions.

1.24 "Employer Stock" means the voting common stock of Price/Costco, Inc., and any other security, debenture or other property convertible into Employer Stock. The term "Employer

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Stock" shall also include warrants or rights to purchase Employer Stock that are received by the Trustee as a result of its holding Employer Stock.

1.25 "Employment Commencement Date" means the date an Employee first performs an Hour of Service for the Employer.

1.26 "Entry Date" means January 1 and July 1 of each Plan Year.

1.27 "Excess Aggregate Contributions" means the excess of : (a) the amount of Matching Contributions actually taken into account in computing the Average Contribution Percentage of Highly-Compensated Employees for a Plan Year, over
(b) the maximum amount of such contributions permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly-Compensated Employees in order of decreasing Contribution Percentages as described in Section 4.3(b).

1.28 "Excess Contributions" means, with respect to any Plan Year:

     (a) The aggregate amount of Salary Deferral Contributions and Qualified NonElective Contributions actually taken into account in computing the Average Deferral Percentage of Highly-Compensated Employees for such Plan Year, less

     (b) The maximum amount of such contributions permitted by the Average Deferral Percentage test (determined by reducing contributions made on behalf of Highly-Compensated Employees in order of decreasing Deferral Percentages as described in Section 4.2(b).

1.29 "Excess Deferrals" means the amount of Salary Deferral Contributions for a calendar year that a Participant allocates to this Plan which, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 403(b) or 408(k) of the Code, exceeds the limit imposed on such Participant by
Section 402(g) of the Code for such calendar year.

1.30 "Family Member" means an individual who is the spouse, a lineal descendant, a lineal ascendant, or the spouse of a lineal descendant or lineal ascendant of a Five Percent Owner or of a Top-Ten Highly-Compensated Employee.

1.31 "Five Percent Owner"means any person described as a 5% owner within the meaning of Section 416(i) of the Code.

1.32 "Highly-Compensated Employee" means each "highly-compensated active employee" and each "highly-compensated former employee."

     (a) The term "highly-compensated active employee" includes any Employee who performs services for the Employer during the determination year and who, during the look-back year:

                    (1) Received 414 Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code),

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                    (2) Received 414 Compensation from the Employer in excess of
$50,000 (as adjusted pursuant to Section 415(d) of the Code) and was one of the top 20% of Employees when ranked on the basis of decreasing 414 Compensation for such year, or

                    (3) Was an officer of the Employer and received 414 Compensation from the Employer during such year in excess of 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

                    The term "highly-compensated active employee" also includes:

                    (4) An Employee who is described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most 414 Compensation from the Employer during the determination year, or

                    (5) An  Employee  who is a Five  Percent  Owner  at any time during the determination year or the look-back year. If no officer has satisfied the compensation requirement of subparagraph (3) above during either a determination year or a look-back year, the highest paid officer for such year shall be treated as a Highly-Compensated Employee.

     (b) The term "highly-compensated former employee" includes any Employee who separated (or was deemed to have separated) from service with the Employer prior to the determination year, performs no services for the Employer during the determination year, and was a highly-compensated active employee for either the year of separation or any determination year ending on or after the Employee's 55th birthday.

     (c) For purposes of this section, the term "determination year" means the Plan Year, and the term "look-back year" means the 12-month period immediately preceding the determination year.

     (d) If an Employee is, during a determination year or look-back year, a Family Member, then the Section 414 Compensation of the Family Member and the Five Percent Owner or the Top-Ten Highly-Compensated Employee shall be aggregated and they shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of the compensation and contributions or benefits of the Family Member and the Five Percent Owner or the Top-Ten Highly-Compensated Employee.

     (e) The determination of who is a Highly-Compensated Employee, including the determinations of the number and identity of Employees in the top paid group, the top 100 Employees, the number of Employees treated as officers, and the compensation that is considered, shall be made in accordance with Section 414(q) of the Code. In determining the Employees to be included in subparagraph
(a)(2), there shall be excluded all Employees who (i) have not completed six months of Service with the Employer, (ii) normally work less than 17- 1/2 hours per week, (iii) normally work during not more than six months during any year,
(iv) have not attained age 21, (v) are included in a unit of employees covered by a collective

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bargaining  agreement  (unless  the  collective  bargaining  agreement  requires coverage under this Plan), or (vi) are nonresident aliens receiving no US source income from the Employer.

1.33 "Hour of Service" means:

     (a) Each hour for which the Employer or an Affiliated Company, either directly or indirectly, pays an Employee or for which the Employee is entitled to payment for the performance of duties during the Plan Year. These hours shall be credited to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid;

     (b) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Company. Hours under this subsection shall be credited to the Employee for the Plan Year to which the award or the agreement pertains rather than to the Plan Year in which the award, agreement, or payment is made; and

     (c) Each hour for which the Employer or an Affiliated Company, either directly or indirectly, pays an Employee or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated) for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or military duty. Hours under this subsection shall be credited to the Plan Year in which the Employee is paid, the Employee becomes entitled to payment, or the payment becomes due, whichever occurs first. Notwithstanding the preceding provisions of this subsection, no credit shall be given for:

                    (1) More than 501 hours under this subsection on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year);

                    (2) Any hour on account of a period during which the Employee does not perform any duties if the payment is under a plan maintained solely for the purpose of complying with the applicable workman's compensation law, unemployment compensation law, or disability insurance law; and

                    (3) Any hour for a payment that solely reimburses the Employee for medical or medically related expenses incurred by the Employee.

     Credit shall not be given under more than one of the foregoing  subsections
(a), (b), and (c). If credit is to be given for the 12-month period beginning with the Employee's employment commencement date, then the 12-month period beginning with the date an Employee first completes an Hour of Service for the Employer or an Affiliated Company shall be substituted for the term "Plan Year" wherever the latter term appears in this section. Any ambiguity with respect to the crediting of an Hour of Service shall be resolved in favor of the Employee. Hours of Service shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are specifically incorporated herein by this reference.

1.34 "Inactive Participant" means a Participant (a) whose employment with the Employer continues but whose participation has been suspended as a result of making a withdrawal or suspending his or her Salary Deferral Contribution, (b) who has terminated employment with

                       PriceCostco 401(k) Retirement Plan        Page 7
the Employer and has an interest in the Plan that has not been distributed, or
(c) who has become an Ineligible Employee.

1.35 "Ineligible Employee" means an Employee who is not eligible to participate in this Plan because the Employee (a) is a Leased Employee, (b) is employed by an Affiliated Company that is not a Participating Employer, or (c) is or becomes included in a legally recognized collective bargaining unit of employees, unless the applicable collective bargaining agreement between representatives of such unit and the Participating Employer specifically provides for participation in this Plan, and if there is evidence that retirement benefits were the subject of good faith bargaining between those employee representatives and the Participating Employer.

1.36 "Investment Funds" means the investment funds established pursuant to the Plan as the Plan Administrator may authorize from time to time.

1.37 "Leased Employee"means any individual (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person (the "leasing organization"), has performed services for the Employer or for the Employer and related persons on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided by the leasing organization which are attributable to the services performed for the Employer shall be treated as provided by the Employer. The preceding sentence shall not apply to any Leased Employee if (a) the total of Leased Employees constitute less than 20% of the Employer's non-highly-compensated workforce within the meaning of Section 414 (n) (5) (C)
(ii) of the Code, and (b) such individual is covered by a money purchase pension plan providing immediate participation, full and immediate vesting, and a non-integrated employer contribution of 10% of compensation (as defined in Section 415(c)(3) of the Code), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual's gross income under Sections 125, 402(e) (3), 402(h) (1) (B) or 403(b) of the Code.

1.38 "Limitation Year" means the Plan Year.

1.39 "Matching  Contribution"  means any  contribution  to the Plan made by the
Employer  for  the  Plan  Year  and  allocated  to  a   Participant's   Matching
Contribution   Account   by  reason  of  the   Participant's   Salary   Deferral
Contributions to the Plan.

1.40 "Matching Contribution Account" means the Account maintained by the Plan Administrator for each Participant which is to be credited with the Matching Contributions allocated to the Participant and adjustments related thereto.

1.41 "Maternity or Paternity Leave" means an absence from work for any of the following reasons:

     (a) The pregnancy of the Employee;

     (b) The birth of a child of the Employee;


                     PriceCostco 401(k) Retirement Plan        Page 8

     (c) The placement of a child with the Employee in connection with the adoption of such child by the Employee; or

     (d) For purposes of the care of a child referred to in  subsections  (b) or
(c), immediately following the child's birth or placement for adoption.

     An Employee must furnish the Plan Administrator with reasonable information in a timely manner establishing that any absence from work is for one of the reasons listed above. In such event, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. Maternity or Paternity Leave shall be considered only for purposes of determining whether or not a Break in Service has occurred and not for any other purpose.

1.42 "Military Leave" means service in the United States Uniformed Services or in commissioned corps of the United States Public Health Service by an Employee under conditions that entitle such Employee to reemployment rights as provided in the laws of the United States; provided, however, that:

     (a) Such Military Leave shall not exceed 1,825 days;

     (b) Such Employee entered such service directly from Service with the Employer; and

     (c) Such Employee makes application for reemployment with the Employer within the time prescribed for reemployment rights.

     If an Employee meets the requirements described above, then the following shall apply:

     (d) The Employee shall be deemed to have earned compensation during the period of the Military Leave at a rate of pay equal to the Employee's annualized compensation for the 12-month period immediately preceding the beginning of the Military Leave;

     (e) The Employee shall be entitled, during the Plan Year in which he or she is first re-employed following the Military leave, to an allocation to his or her Account of Employer Discretionary Contributions under Section 3.1 for the entire period of the Military Leave, based on the compensation determined under this section and counting the entire period of the Military Leave as Service for purposes of Section 3.1 and Article 8;

     (f) The Employee shall be entitled to make Salary Deferral Contributions for the entire period of the Military leave, during the period beginning on his or her date of reemployment and ending on the date that is the lesser of three times the length of the Military Leave or five years after the date of reemployment; and

     (g) The Employee shall be entitled, for the Plan Years in which the Salary Deferral Contributions are made under the foregoing subsection, to an allocation of Matching Contributions based on the Salary Deferral Contributions.

                    PriceCostco 401(k) Retirement Plan        Page 9

1.43 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan and Trust, to that portion of a Participant's Account balance that has become vested in accordance with Article 8.

1.44 "Non-Highly-Compensated Employee" means any Employee who is not a Highly-Compensated Employee.

1.45 "Normal Retirement Age" means age 65.

1.46 "Participant" means an Employee who is an Eligible Participant or an Inactive Participant.

1.47 "Participating Employer" means Price/Costco, Inc, and any Affiliated Companies that from time to time have adopted this Plan, as listed on Schedule A attached hereto.

1.48 "Period of Severance" means a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits, or is discharged or, if earlier, on the 12 month anniversary of the date on which the Employee was otherwise first absent from service. Military Leave, Approved Absence, and Maternity or Paternity Leave shall not constitute a Period of Severance, provided, however, that (a) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be deemed a termination of employment effective as of the end of the third month of such period, and (b) failure to return to work upon the expiration of any Military Leave, Approved Absence, Maternity or Paternity Leave, sick leave, vacation, or within three days after recall from a temporary layoff for lack of work shall be deemed a termination of employment effective as of the expiration of such Military Leave, Approved Absence, Maternity or Paternity Leave, sick leave, vacation or layoff.

1.49 "Plan" means the plan reflected in this document, and any amendments hereto.

1.50 "Plan Administrator" means the Employer acting through the Committee, if such has been appointed and is acting, and otherwise through its officers and directors.

1.51 "Plan Year" means the fiscal year of the Plan, being the 12 consecutive month period commencing on January 1 and ending on December 31 of each calendar year.

1.52 "Qualified Non-Elective Contribution" means a contribution (other than a Matching Contribution or a Salary Deferral Contribution) made by the Employer and allocated to Participants' Accounts when such contribution is designated by the Employer as Nonforfeitable and subject to the limitations on withdrawal for Salary Deferral Contributions as described in Section and Treasury Regulations ss.l.401(k)-1(b) (5). In order to be considered in calculating a Participant's Deferral Percentage, the Qualified Non-Elective Contribution must be made before the last day of the 12 month period following the end of the Plan Year to which the contributions relate.


                    PriceCostco 401(k) Retirement Plan        Page 10

1.53 "Required Beginning Date" means the first day of April of the calendar year following the calendar year in which a Participant attains age 70-1/2.

1.54 "Salary Deferral Account" means the Account maintained for a Participant to record his or her share of the contributions of the Employer that are made pursuant to Participants' Salary Deferral Agreements.

1.55 "Salary Deferral Agreement" means a written agreement or enrollment form (or written confirmation of a voice enrollment) in which a Participant elects to have his or her Compensation reduced by a specified amount (in whole percentages not less than 1% and not more than 15%). Salary Deferral Agreements shall be governed by the following:

     (a) Effective Time. A Salary Deferral Agreement shall apply to each payroll period during which an effective Salary Deferral Agreement is in effect with the Employer and shall be effective as of the beginning of the first payroll period that includes the effective date of the Salary Deferral Agreement. Salary Deferral Agreements may be entered into telephonically or by such other method as the Plan Administrator shall determine from time to time.

     (b) Suspension or Amendment. A Salary Deferral Agreement may be suspended or may be amended by a Participant at any time by giving written notice to the Employer and the Plan Administrator on or before such reasonable prior deadline as the Plan Administrator shall establish from time to time.

1.56 "Salary Deferral Contribution" means a contribution made by the Employer to a Participant's Salary Deferral Account on behalf of the Participant for such Plan Year in an amount equal to the total amount by which the Participant's Compensation from the Employer was reduced during the Plan Year pursuant to the Salary Deferral Agreement. The dollar limitation of Code Section 402(g), as adjusted, shall apply in the aggregate to Elective Contributions under this Plan and elective contributions on behalf of the Participant for the same taxable year under all cash and deferred arrangements described in Code Sections 402(h)(1)(B), 457, 501(c)(18) and 403(b) covering such Participant, regardless of employer.

1.57 "Section 414 Compensation" is used for calculating the ADP and ACP discrimination tests and for determining whether a Participant is a Highly Compensated Employee or a Key Employee and means Section 415 Compensation plus any elective contributions not includable in the gross income of the Participant under Code Sections 402(a)(8), 403(b), 125, or 402(h)(1)(B), including Salary Deferral Contributions under this Plan and any before-tax contributions under the PriceCostco FlexPlan. However, under the Act, the annual Section 414 Compensation of any Participant shall not exceed $150,000, as adjusted in accordance with Sections 401(a)(17) and 415(d)(1) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the family aggregation rules of Code Section 414(q)(6) shall apply to Five Percent Owners and Top-Ten Highly Compensated Employees.

1.58 "Section 415 Compensation" is used for determining the maximum allowable Annual Additions to a Participant's Account and means a Participant's wages, salaries, and fees for professional services, and other amounts received (without regard to whether or not an amount

                      PriceCostco 401(k) Retirement Plan        Page 11
is paid in cash) for personal services actually rendered in the course of employment with the Employer (to the extent that the amounts are includable in gross income) including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation 1.62-2(c)), and excluding the following:

     (a) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed (such as Salary Deferral Contributions to this Plan), or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation (other than from an unfunded nonqualified plan when includible in gross income);

     (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (c) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

     (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

     Section 415 Compensation for any Limitation Year is the compensation actually paid or made available in gross income during such year. However,
Section 415 Compensation for a Participant who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the 415 Compensation such Participant would have received for the Limitation Year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled. Notwithstanding the foregoing, imputed compensation may be taken into account only if the Participant is not a Highly Compensated Employee and only if the contributions made on behalf of such Participant are nonforfeitable when made. Furthermore, under the Act, the annual
Section 415 Compensation of any Participant shall not exceed $150,000, as adjusted in accordance with Sections 401(a)(17) and 415(d)(1) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the family aggregation rules of Code Section 414(q)(6) shall apply to Five Percent Owners and Top-Ten Highly Compensated Employees.

1.59 "Service" means an Employee's period or periods of employment with the Employer or an Affiliated Company, which are counted as Service in accordance with the following:

     Each Employee shall be credited with Service under the Plan for the period or periods during which such Employee maintains an employment relationship with the Employer or any Affiliated Company. An Employee's employment relationship shall be deemed to commence

                        PriceCostco 401(k) Retirement Plan        Page 12
on the date the Employee first renders one Hour of Service to the Employer or any Affiliated Company and shall be deemed to continue during the following periods:

     (a) An Employee shall not be considered to have terminated employment during a period of Approved Absence unless the Employee fails to return to the employ of the Employer or any Affiliated Company at or prior to the expiration date of such Approved Absence, in which case he or she shall be deemed to have terminated as of the date of commencement of such Approved Absence.

     (b) In the case of an Employee who terminates employment and who is subsequently re-employed by the Employer or any Affiliated Company without having incurred a Break in Service, the period between the date of termination and date of reemployment.

     All periods of an Employee's Service, whether or not consecutive, shall be aggregated.


1.60 "Spouse" means the spouse of the Participant who is married to the Participant on the date distribution of benefits under the Plan commences or who was married to the Participant on the date of the Participant's death. However, a former spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

1.61 "Top-Ten Highly-Compensated Employee" means a Highly-Compensated Employee who is one of the top ten Employees when ranked in order of decreasing Section 414 Compensation.

1.62 "Total Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or that has lasted or can be expected to last for a continuous period of not less than 12 months, or for a blind Participant age 55 and over, the inability to engage in the Participant's usual occupation. Total Disability shall be evidenced by the Participant's eligibility for Social Security disability benefits, and a disabled Participant must furnish proof satisfactory to the Plan Administrator of a determination by Social Security that the Participant is entitled to Social Security disability benefits.

1.63 "Trust" means the trust established to hold and invest the contributions made to the Plan.

1.64 "Trust Fund" means all property of every kind held or acquired by the Trustee under the agreement under which the Trust is established.

1.65 "Trustee" means T. Rowe Price Trust Company, named as Trustee in the agreement under which the Trust is maintained, or any successor in office who in writing accepts the position of Trustee.


                    PriceCostco 401(k) Retirement Plan        Page 13

1.66 "Valuation Date" means the Anniversary Date, the last business day of each calendar month, or such other date on which an interim valuation of the Trust Fund is made.

1.67 "Years of Service" means the length of an Employee's Service determined by dividing the Employee's days of Service by 365 and rounding any fractional result down to the nearest whole year. Employees who participated in the Costco Wholesale Corporation Employees' 401(k) Retirement Plan prior to the Effective Date shall receive credit for the number of Years of Service credited under the "hours of service" method used by that plan prior to the Effective Date, in accordance with Treasury Regulation 1.410(a)-7(g). Thereafter, such employees shall receive credit for additional Years of Service under the "elapsed time" method used by this Plan counting only Service after the Effective Date.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

2.1        ELIGIBILITY

Each Employee who is in Eligible Employment and who has completed at least 1,000 Hours of Service with the Employer in an Eligibility Computation Period before the Effective Date, shall be eligible to participate in the Plan as of the Effective Date. Each other Employee who is at least 18 years of age and is in Eligible Employment shall be eligible to participate in the Plan on the Entry Date following the first Eligibility Computation Period in which the Participant completes 1,000 Hours of Service with the Employer. An Employee who has met the requirements described above but who is not in Eligible Employment on the applicable Entry Date shall become eligible for participation on the date the Employee enters Eligible Employment. (The age requirement shall not apply to an Employee hired before the Effective Date.)

2.2        CONTINUANCE OF PARTICIPATION

An eligible Employee shall continue to be a Participant as long as the Participant has an Account balance in the Plan. However, active participation shall cease when a Participant terminates employment with the Employer. Active participation shall also cease if a Participant's Eligible Employment ceases, whether or not the Participant remains an Employee, in accordance with the provisions of Section 2.4. Such a Participant may become an active Participant again as of the date he or she returns to Eligible Employment. In addition, active participation shall cease if a Participant is on an unpaid Approved Absence. However, if a Participant returns to the Service of the Employer on or before the end of an Approved Absence, that Participant may become an active Participant again as of the date he or she returns to Eligible Employment.

2.3        PARTICIPATION UPON RE-EMPLOYMENT

A former Participant whose employment terminates and who is subsequently re-employed or an Employee who had satisfied the eligibility requirements of the Plan but had terminated prior to an Entry Date shall re-enter the Plan as a Participant on the date of re-employment. Any other

                        PriceCostco 401(k) Retirement Plan        Page 14

Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the normal provisions of Section 2.1.

2.4        INELIGIBLE EMPLOYEE STATUS

If a Participant does not terminate employment but becomes an Ineligible Employee, the Plan Administrator shall limit that Participant's share of the allocation of Employer contributions and Participant forfeitures, if any, to relate to the Participant's Compensation paid by the Employer for services while the Participant was in Eligible Employment. However, during the period that the Participant is an Ineligible Employee, his or her Account shall continue to share fully in Trust Fund allocations of net income (or loss). If an Ineligible Employee becomes eligible to participate by reason of a change to Eligible Employment, the Employee may participate in the Plan immediately if he or she has satisfied the requirements of Section 2.1 and would have been a Participant had he or she been in Eligible Employment during his or her period of Service with the Employer.

                                    ARTICLE 3
                             EMPLOYER CONTRIBUTIONS

3.1        DETERMINATION OF CONTRIBUTION

     (a) Salary Deferral Contribution. For each payroll period or other similar period during the Plan Year, the Employer shall contribute an amount to the Account of each Participant equal to the Salary Deferral Contribution made pursuant to such Participant's Salary Deferral Agreement for such Plan Year.

     (b) Matching Contribution. For each Plan Year, the Employer shall contribute an amount to the Account of each Participant equal to 50% of the Salary Deferral Contributions made pursuant to the Participant's Salary Deferral Agreement for such Plan Year. However, for purposes of determining the amount of the Employer's Matching Contribution, the Salary Deferral Contribution made by the Employer on behalf of each Participant in excess of $1,000 of such Participant's Compensation in any Plan Year shall be disregarded, so that the maximum Matching Contribution for any Participant in any Plan Year shall be $500. The amount of the Matching Contribution may be amended from time to time.

     (c) Discretionary Contribution. In addition, for each Plan Year, the Employer may contribute a discretionary amount to the Account of each Participant who is employed by the Employer on the last day of the Plan Year. For 1995 the Discretionary Contribution shall be an amount calculated according to the following table, which in future years may be amended from time to time:

---------------------------------------------------------------------------------------------------------------------------
                   Years of Service                                            Percent of Compensation
---------------------------------------------------------------------------------------------------------------------------
                     Less than 4                                                         3%
---------------------------------------------------------------------------------------------------------------------------
                  4 but less than 5                                                      4%
---------------------------------------------------------------------------------------------------------------------------
                  5 but less than 10                                                     5%
---------------------------------------------------------------------------------------------------------------------------
                 10 but less than 15                                                     6%
---------------------------------------------------------------------------------------------------------------------------
                 15 but less than 20                                                     7%
---------------------------------------------------------------------------------------------------------------------------
                 20 but less that 25                                                     8%
---------------------------------------------------------------------------------------------------------------------------
                 25 but less than 30                                                     9%
---------------------------------------------------------------------------------------------------------------------------
                      30 or more                                                         10%
---------------------------------------------------------------------------------------------------------------------------

                   PriceCostco 401(k) Retirement Plan        Page 15

     In a Participant's first year of participation in the Plan, the contribution made under this subsection shall be pro-rated based on the Participant's actual days of participation during the Plan Year. Solely for purposes of determining Years of Service under this subsection, Years of Service prior to a Break in Service shall be excluded. Moreover, an Employee who was employed by The Price Company on the effective date of the merger of The Price Company and Costco Wholesale Corporation shall not be entitled to count as service any period of time that he or she was previously employed by Costco Wholesale Corporation, and an Employee who was employed by Costco Wholesale Corporation on the effective date of the merger of The Price Company and Costco Wholesale Corporation shall not be entitled to count as service any period of time that he or she was previously employed by The Price Company.

     (d) Qualified Non-Elective Contribution. The Employer may designate all or a portion of the Discretionary Contribution made for a Plan Year as a Qualified Non-Elective Contribution in order to help meet the ADP test described in
Section 4.2 or the ACP test or the "multiple use test" described in Section 4.3. The Employer may also, in its discretion, make a separate contribution, in addition to the regular Discretionary Contribution, which the Employer may designate as a Qualified Non-Elective Contribution. Such contribution shall be allocated first to those Participants with the lowest Deferral Percentage or Contribution Percentage, as applicable, in the minimum amount necessary to meet the test in question or to cause such Participants' Deferral Percentages or Contribution Percentages to equal the Deferral or Contribution Percentages of Participants with the next lowest percentages, whichever occurs first. Then the remaining contribution shall be allocated to the group with the next lowest Deferral or Contribution Percentage, including those Participants brought up to such percentage by the previous allocation, in the minimum amount necessary to meet the test in question or to cause such percentages to equal the percentage of Participants with the next lowest percentage. This process shall be continued until the applicable test is met and the contribution is allocated in its entirety. All Qualified Non-Elective Contributions allocated to a Participant's Account shall be immediately Nonforfeitable and subject to the limitations on withdrawal for Salary Deferral Contributions as described in Section 4.11 and Treasury Regulation l.401(k)-1(b)(5).

     (e)   Form  of   Contribution.   All   Matching   Contributions,   Employer
Discretionary Contributions, Qualified Non-Elective Contributions, and Salary Deferral Contributions shall be made in cash.


                 PriceCostco 401(k) Retirement Plan        Page 16

     (f) Right to Amend. The Plan may be amended at any time to change the amount of the Matching Contributions or Discretionary Contributions described in this Section 3.1. Such amendments shall be made in any manner permitted by law by the Employer (acting through its Board of Directors or through the officers and/or directors to whom the Board of Directors has delegated authority to amend the plan) or by the Committee, to the extent the Committee has authority to amend the Plan. The change shall become effective by announcement of the change to Participants, by an appropriate resolution, or by authorized signatures on an amendment or an amended and restated document. Such a change shall be effective at the earliest of the date the change is communicated to Participants, the date the amendment is adopted, or the date the amendment is signed.

3.2        RETURN OF CONTRIBUTION

The Trustee, upon written request from the Employer, shall return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Section 404 of the Code. The Trustee shall not return any portion of the Employer's contribution under the provisions of this section more than one year after:

     (a) The date of determination that the Employer made the contribution by mistake of fact; or

     (b) The date of disallowance of the contribution as a deduction.

The Trustee shall not increase the amount of the Employer's contribution returnable under this section for any earnings attributable to the contribution, but the Trustee shall decrease the Employer's contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under
Section 403(c) of the Act.

3.3        TIME OF PAYMENT OF CONTRIBUTION

The Employer shall pay its contribution to the Trustee for each Plan Year within the time prescribed (including extensions) by the Code for filing its federal income tax return for the taxable year for which it claims a deduction for its contribution.

                                    ARTICLE 4
           NONDISCRIMINATION TESTS AND DISTRIBUTION OF EXCESS AMOUNTS

4.1        DISTRIBUTION OF EXCESS DEFERRALS

Excess Deferrals and income allocable thereto shall be distributed no later than each April 15 to Participants who make a timely claim for such Excess Deferrals for the preceding calendar year. The income allocable to Excess Deferrals shall be the sum of (a) the income or loss allocable to the Participant's Salary Deferral Account for the Plan Year multiplied by a fraction,

                      PriceCostco 401(k) Retirement Plan        Page 17
the numerator of which is the Participant's Excess Deferral for the preceding Plan Year and the denominator of which is the Participant's Account balance attributable to Salary Deferral Contributions determined without regard to any income or loss occurring during such Plan Year, and (b) 10% of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution of the Excess Deferral, counting the month of distribution if distribution occurs after the 15th of the month. Notwithstanding the preceding sentence, the Plan Administrator may use any other reasonable method that reflects income or loss on such Excess Deferrals. A Participant's claim for Excess Deferrals shall be in writing and shall be submitted to the Plan Administrator no later than March 1 of the year following the calendar year in which such Excess Deferrals were made.

4.2        DEFERRAL LIMITATIONS

     (a) ADP Discrimination Tests for Salary Deferral Contributions. In order for the discrimination standards of Internal Revenue Code Section 401(k) to be satisfied in any Plan Year, the Actual Deferral Percentage (ADP) for Participants who are Highly Compensated Employees and the ADP for Participants who are not Highly Compensated Employees must satisfy one of the following tests:

                    (1) The ADP for Participants who are Highly Compensated Employees is not more than the ADP for Participants who are not Highly Compensated Employees multiplied by 1.25; or

                    (2) The excess of the ADP for Participants who are Highly Compensated Employees over the ADP for Participants who are not Highly Compensated Employees is not more than two percentage points, and the ADP for Participants who are Highly Compensated Employees is not more than the ADP for Participants who are not Highly Compensated Employees multiplied by 2.

                    Compliance with the discrimination standards set forth above shall be determined in accordance with Code Section 401(k), as amended from time to time, and any related laws and regulations as may be in effect from time to time. Under those rules, if this plan is aggregated with any other plan or plans for purposes of the nondiscrimination standards of Code Section 401(a)(4) or the minimum coverage requirements of Code Section 410(b) (other than Section 410(b)(2)(A)(ii)), all elective contributions made under all such plans shall be treated as if made under a single plan. In addition, if two or more plans are permissively aggregated for purposes of the nondiscrimination standards of Code
Section 401(k), the aggregated plans must satisfy the nondiscrimination standards of Section 401(a)(4) and the minimum coverage requirements of Section 410(b) as though they were a single plan.

     (b) Abatement of Salary Deferral Contributions. Salary Deferral Contributions credited to the account of a Participant may be abated to the extent deemed necessary by the Employer to meet the discrimination standards of Code Sections 401(a)(4) and 401(k); to insure that the Annual Additions to the Account of a Participant do not exceed the maximum limitations of Code Section 415, as expressed in Section 5.3 of the Plan; or to insure that the Employer's contribution does not exceed the maximum amount deductible from the Employer's income

               PriceCostco 401(k) Retirement Plan        Page 18
under Code Section 404. Any excess amounts, plus any income and minus any loss allocable thereto, shall be returned to the Participant as salary if possible within two and one-half months after the close of the Plan Year and in all events by the end of the following Plan Year. The income allocable to an excess contribution shall include both income for the Plan Year for which the excess contributions were made and income for the period between the end of the Plan Year and the date of distribution.

     Such distribution shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each. The Excess Contribution of a Highly Compensated Employee for a Plan Year is to be determined by the following leveling method, under which the Deferral Percentage of the Highly Compensated Employee with the highest Deferral Percentage is reduced to the extent required to:

                    (1) Enable the plan to satisfy the discrimination tests; or

                    (2)  Cause  such  Highly  Compensated   Employee's  Deferral
Percentage to equal the ratio of the Highly Compensated Employee with the next highest Deferral Percentage.

     This process shall be repeated until the plan satisfies the discrimination tests. Any salary reduction agreement shall be deemed to direct and authorize the Employer to abate a Participant's salary reduction account and to return any abated amounts as specified above.

4.3        MATCHING CONTRIBUTION LIMITATIONS

     (a) ACP Discrimination Tests for Matching Contributions. In order for the discrimination standards of Internal Revenue Code Section 401(m) to be satisfied in any Plan Year, the Average Contribution Percentage (ACP) for Participants who are Highly Compensated Employees and the ACP for Participants who are not Highly Compensated Employees must satisfy one of the following tests:

                    (1) The ACP for Participants who are Highly Compensated Employees is not more than the ACP for Participants who are not Highly Compensated Employees multiplied by 1.25; or

                    (2) The excess of the ACP for Participants who are Highly Compensated Employees over the ACP for Participants who are not Highly Compensated Employees is not more than two percentage points, and the ACP for Participants who are Highly Compensated Employees is not more than the ACP for Participants who are not Highly Compensated Employees multiplied by 2.

     Compliance with the discrimination standards set forth above shall be determined in accordance with Code Section 401(m), as amended from time to time, and any related laws and regulations as may be in effect from time to time. Under those rules, if this plan is aggregated with any other plan or plans for purposes of the nondiscrimination standards of Code Section 401(a)(4) or the minimum coverage requirements of Code Section 410(b) (other than Section 410(b)(2)(A)(ii)), all employee and matching contributions made under all such plans

                    PriceCostco 401(k) Retirement Plan        Page 19
shall be treated as if made under a single plan. In addition, if two or more plans are permissively aggregated for purposes of the nondiscrimination standards of Code Section 401(m), the aggregated plans must satisfy the nondiscrimination standards of Section 401(a)(4) and the minimum coverage requirements of Section 410(b) as though they were a single plan.

     (b) Abatement of Matching Contributions. The Employer may increase, decrease, or revoke its matching contribution or may make additional contributions on behalf of Employees who are not Highly Compensated Employees, regardless of the presence or absence of salary reduction contributions, to the extent deemed necessary by the Employer to meet the discrimination standards of Code Sections 401(a)(4) or 401(m); to insure that the annual addition to the account of a Participant does not exceed maximum the limitations of Code Section 415, as expressed in Section 5.3 of the Plan; or to insure that the Employer's contribution for any Plan Year does not exceed the maximum amount deductible from the Employer's income under Code Section 404. In addition, abatement of salary reduction contributions under Section 4.2 above shall result in automatic abatement of matching contributions in a uniform and nondiscriminatory manner.

     The Excess Aggregate Contributions of a Highly Compensated Employee for a Plan Year is to be determined by the following leveling method, under which the Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage is reduced to the extent required to:

                    (1) Enable the plan to satisfy the discrimination tests; or

                    (2) Cause such Highly Compensated Employee's Contribution Percentage to equal the ratio of the Highly Compensated Employee with the next highest Contribution Percentage.

     This process shall be repeated until the plan satisfies the discrimination tests.

     Matching Contributions (and the income allocable thereto) that are not vested (determined without regard to any increase in vesting that may occur after the date of the forfeiture) may be forfeited to correct Excess Aggregate Contributions. However, the Employer may not correct Excess Aggregate Contributions by forfeiting vested matching contributions, recharacterizing matching contributions, or not making matching contributions required under the terms of the Plan. Excess Aggregate Contributions for a Plan Year may not remain unallocated or be allocated to a suspense account for allocation to one or more employees in any future year. Rather, any Excess Aggregate Contributions that are vested shall be distributed to the Participant within two and one-half months after the close of the Plan Year, if possible, and in all events by the end of the following Plan Year. The income allocable to an Excess Aggregate Contribution shall include both income for the Plan Year for which the Excess Aggregate Contributions were made and income for the period between the end of the Plan Year and the date of distribution.

     (c) Multiple Use Test. If one or more Highly-Compensated Employees make Salary Deferral Contributions and have Matching Contributions or Qualified Non-Elective Contributions

                      PriceCostco 401(k) Retirement Plan        Page 20
allocated to their Accounts in a plan maintained by the Employer and the sum of the deferral percentage and the contribution percentage of a Highly-Compensated Employee who is subject to both the Average Deferral Percentage (ADP) test and the Average Contribution Percentage (ACP) test exceeds the aggregate "multiple use" limit described in Treasury Regulation Section 1.401(m)-2(b), then the Contribution Percentage of those Highly-Compensated Employees who also make Salary Deferral Contributions will be abated as described above (beginning with the Highly-Compensated Employees whose Contribution Percentage is the highest) so that the aggregate limit is not exceeded. The amount by which each Highly-Compensated Employee's contribution percentage is reduced shall be treated as an Excess Aggregate Contribution. The Deferral Percentage and the Contribution Percentage of the Highly-Compensated Employees shall be determined after any corrections required to meet the Average Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if either the Average Deferral Percentage or Average Contribution Percentage of the Highly-Compensated Employees does not exceed 1.25 multiplied by the Average Deferral Percentage and the Average Contribution Percentage of the Non-Highly-Compensated Employees. The provisions of Treasury Regulation Section 1.401(m)-2(b) are incorporated herein by this reference.

4.4        FAMILY AGGREGATION RULES

For purposes of determining the Deferral Percentage or Contribution Percentage of a Participant who is a Five Percent Owner or a Top-Ten Highly-Compensated Employee, the salary deferrals (and Qualified Non-Elective Contributions and if treated as elective deferrals for purposes of the ADP test), the matching contributions, and the 414 Compensation of such Participant shall include the salary deferrals (and, if applicable, the Qualified Non-Elective Contributions), the matching contributions, and the 414 Compensation of the Family Members of such Highly Compensated Employee. The affected Family Members of such Highly Compensated Employees shall otherwise be disregarded as separate employees both in determining the ADP and ACP of Participants who are Highly Compensated Employees and in determining the ADP and ACP of Participants who are not Highly Compensated Employees.

The determination of the amount of any Excess Contribution or Excess Aggregate Contribution for a Participant subject to these family aggregation rules shall be made as follows, unless applicable Treasury Regulations provide otherwise:

                    (1) If the Highly Compensated Employee's Deferral Percentage or Contribution Percentage is determined by combining the contributions and compensation of only those Family Members who are Highly Compensated Employees themselves without regard to the family aggregation rules, then the Deferral Percentage or Contribution Percentage is reduced in accordance with the leveling method described above, and the Excess Contributions or Excess Aggregate Contributions for the family unit are allocated among the family members in proportion to the contributions of each family member that have been combined.

                    (2) If the Highly Compensated Employee's Deferral Percentage or Contribution Percentage is determined by combining the contributions and compensation of Family Members, some of whom are not themselves Highly Compensated Employees, then the Deferral Percentage or Contribution Percentage is reduced in accordance with the leveling

                       PriceCostco 401(k) Retirement Plan        Page 21
method but not below the Deferral Percentage or Contribution Percentage of eligible Family Members who are not Highly Compensated Employees. Excess Contributions and Excess Aggregate Contributions are determined by taking into account the contributions of the eligible family members who are Highly Compensated Employees without regard to the family aggregation rules and are allocated among such family members in proportion to their contributions. If further reduction of the Deferral Percentage or Contribution Percentage is required, Excess Contributions or Excess Aggregate Contributions resulting from this reduction are determined by taking into account the contributions of all eligible family members and are allocated among such family members in proportion to their contributions.

4.5        EXCISE TAXES

Under current law, the Employer shall be liable for an excise tax in an amount equal to 10% of the amount of Excess Contributions or Excess Aggregate Contributions that have not been either distributed to the Participants or forfeited within two and one-half months following the end of the Plan Year.

4.6        LIMITED DISTRIBUTIONS OF SALARY DEFERRAL AND QUALIFIED
           NON-ELECTIVE CONTRIBUTIONS

Salary Deferral Contributions, Qualified Non-Elective Contributions, and income allocable thereto are not normally distributable to a Participant or Beneficiary earlier than upon termination of employment, death, or Total Disability. However, such amounts may also be distributed upon:

     (a) Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan within the meaning of Sections 409 or 4975(e) of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code;

     (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if the transferor corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

     (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if the transferor corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with such subsidiary;

     (d) The attainment of age 59-1/2 ; or

     (e) The hardship of the Participant as described in Section 9.8.


                      PriceCostco 401(k) Retirement Plan        Page 22

                                    ARTICLE 5

                             ALLOCATION TO ACCOUNTS

5.1        CONTRIBUTION ALLOCATION

     (a) The Salary Deferral Contribution of the Employer for a Plan Year shall be allocated to each Participant's Salary Deferral Account in accordance with the Salary Deferral Agreement entered into by the Participant so that each Account shall be credited with the amount by which that Participant's salary was reduced.

     (b) The Employer's Matching Contribution payable on behalf of a Participant for a Plan Year shall be allocated to the Participant's Employer Contribution Account in the amount payable under Section 3.1(b).

     (c) The Employer's Discretionary Contribution payable on behalf of a Participant for a Plan Year shall be allocated to the Employer Contribution Account of each Participant who is employed by the Employer on the last day of the Plan Year in the amount payable under Section 3.1(c). However, if the appropriate allocation of the Employer's Discretionary Contribution is not otherwise indicated in any Plan Year, the contribution shall be allocated to each eligible Participant's profit sharing account in the same proportion that each eligible  Participant's  Compensation  for the Plan Year bears to the total
Compensation of all eligible Participants for the Plan Year. In the event that the requirement that a Participant be employed on the last day of the Plan year would cause this Plan to fail to meet the participation and coverage requirements of Code Sections 401(a)(26), 410(b)(1), or 410(b)(2)(A)(i) and the regulations thereunder because the Employer Discretionary Contribution has not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                    (1) The group of Participants eligible to share in the Employer's Discretionary Contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible and who are necessary to satisfy the applicable participation and coverage tests. The specific Participants who shall become eligible to share shall be first those Participants who have completed at least 500 Hours of Service during the Plan Year. Among this group, the Participant who has completed the greatest number of Hours of Service in the Plan Year shall be included first and other Participants in the group shall be included in descending order according to the number of Hours of Service completed, until the minimum number of Participants has been added to satisfy the applicable tests.

                    (2) Nothing in this subsection shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.


                     PriceCostco 401(k) Retirement Plan        Page 23

     (d) The Qualified Non-Elective Contributions, if any contributions are designated as such by the Employer, shall be allocated as soon as administratively possible to the Employer Qualified Non-Elective Contribution Account of those Participants who are entitled to an allocation of such Qualified Non-Elective Contributions for that Plan Year under Section 3.1(d).

     (e) In no event shall the Employer make a contribution to a Participant's Account if the contribution would cause the Participant's Annual Addition for that Plan Year to exceed the maximum annual limitations described in Sections
5.3 and 5.4.

5.2        ALLOCATION OF INVESTMENT INCOME (OR LOSS)

All contributions to the Accounts of each Participant in the Plan shall be reflected in units of each Investment Fund and in shares of Employer Stock, according to the investments elected by the Participant. The net income (or loss) of each Investment Fund, including the increase (or decrease) in the fair market value of the assets of the Investment Fund and of the Shares of Employer Stock and from any administrative expenses charged to the Trust Fund, shall be determined as of each Valuation Date and shall determine the value of the units of each Investment Fund and the value of the shares of Employer Stock.

5.3        LIMITATION ON ANNUAL ADDITIONS

The Annual Addition to the Account of any Participant for a Plan Year under this Plan and all other defined contribution plans maintained by the Employer may not exceed the "Maximum Permissible Amount" described below, in accordance with Code
Section 415 and the regulations thereunder, which are incorporated herein by this reference. The term Maximum Permissible Amount means the lesser of:

     (a) 25% of the Section 415 Compensation of that Participant for the Limitation Year, or

     (b) $30,000 or, if greater,  25% of the dollar  limitation  in effect under
Section 415(b)(1)(A) of the Code for the Limitation Year.

In the event that any Participant is a participant in any other defined contribution plan maintained by the Employer, the total amount of Annual Additions to such Participant's accounts under all such defined contribution plans shall not exceed the limitations set forth in this Paragraph. Each new adjusted dollar limitation shall be effective for the Plan Year ending during the calendar year for which the new adjusted dollar limitation is first effective. The limitation of subsection (b) shall not apply to any contribution for medical benefits (within the meaning of Sections 401(h) or 419(f)(2) of the Code), which is otherwise treated as an Annual Addition under Sections 415(l)(1) or 419(d)(2) of the Code.



                  PriceCostco 401(k) Retirement Plan        Page 24

5.4      LIMITATION FOR MULTIPLE PLANS


If the Employer maintains one or more defined benefit plans (as defined in Section 414(j) of the Code), or if the Employer maintains a welfare benefit fund (as defined in Section 419(e) of the Code) in addition to this Plan (and any other defined contribution plans), the contributions made under this Plan shall not exceed the limitations contained in this Section. The limitation of this
Section is that the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" for any Plan Year may not exceed 1.0.

The "defined benefit plan fraction" is a fraction, the numerator of which is the sum of the projected annual benefit of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 125% of the dollar limitation determined for the Limitation Year under Sections 415(b) and 415(d) of the Code, or (ii) 140% of the highest average compensation, including any adjustments under Section 415(b) of the Code.

The "defined contribution plan fraction" is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's employer contribution account or employee contribution account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Plan Year of Service with the Employer: (i) 125% of the dollar limitation determined under Sections 415(b) and 415(d) of the Code in effect under Section 415(c)(1)(A) of the Code for such Plan Year (determined without regard to Section 415(c)(6) of the Code), or (ii) 35% of the Participant's Section 415 Compensation for such Plan Year. If the Participant was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction shall be adjusted if the sum of the defined contribution fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over 1.0 times the denominator of this fraction shall be permanently subtracted from the numerator of this fraction. The adjustment shall be calculated using the fractions as they would be computed as of the end of the last Limitation Year commencing prior to January 1, 1987, and disregarding any changes in the terms and conditions of Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year commencing on or after January 1, 1987. The Annual Addition for any Limitation Year commencing before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions. If a Participant in this Plan is also a participant in a defined benefit plan maintained by the Employer, the limitations of this Section shall be effected by favoring this Plan and then the defined benefit plan.


                   PriceCostco 401(k) Retirement Plan        Page 25

5.5      ADJUSTMENTS FOR EXCESS ANNUAL ADDITIONS

If, as a result of a reasonable error in estimating a Participant's Section 415 Compensation or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the Annual Addition under this Plan would cause the maximum Annual Addition to be exceeded for any Participant, the Administrator shall proceed as follows. If the Annual Addition allocated to the Participant under other defined contribution plans and welfare benefit funds is less than the maximum allowable, and the contributions that otherwise would be allocated to the Participant's Account under this Plan would cause the Annual Addition for the Plan Year to exceed the limitations, the amount allocated under this Plan shall be reduced so that the Annual Additions under all such plans and welfare benefit funds for the year will equal the maximum allowable Annual Addition. If the Annual Addition allocated under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum allowable addition to the Participant's account for the year in question, no amount shall be contributed or allocated under this Plan for that Plan Year. If a Participant's Annual Addition under this Plan and such other plans results in an excess Annual Addition for the Plan Year, the excess amount shall be disposed of as follows:

     (a) First, any nondeductible voluntary contributions by a Participant shall be returned to the Participant to the extent that the return would reduce the excess Annual Addition;

     (b) Second, if there remains an excess Annual Addition resulting from Employer contributions or forfeitures, such excess Annual Addition shall be deducted first from the Par- ticipant's Discretionary Contribution Account to the extent thereof and then, if necessary, from the Matching Contribution Account, to the extent thereof, and then, if necessary, from the Salary Deferral Account. Such amounts shall be applied to reduce future Employer contributions for such Participant in the next Plan Year and each Plan Year thereafter until disposed of.

     (c) Third, if there remains an excess Annual Addition resulting from Employer contributions or forfeitures, and the Participant is not covered by the Plan at the end of the Plan Year, the excess Annual Addition shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions for all remaining Participants in the next Plan Year and each Plan Year thereafter until disposed of. If a suspense account is in existence at any time during the Plan Year pursuant to this section, such suspense account shall not participate in the allocation of the trust's investment gains and losses.

     (d) Fourth, if upon termination of the Plan there remain unallocated contributions or forfeitures, such remaining balance may be repaid to the Employer upon termination of the Plan.

For purposes of this section, "excess amount" for any Participant for a Limitation Year means the excess, if any, of the Annual Addition which would otherwise be credited to the Participant's account under the terms of the Plan without regard to the limitations of Code Section 415 over the maximum Annual Addition allowed.


                     PriceCostco 401(k) Retirement Plan        Page 26

                                    ARTICLE 6
                            PARTICIPANT CONTRIBUTIONS


6.1      PARTICIPANT ROLLOVER AND TRANSFER CONTRIBUTIONS

Any Participant, with the Plan Administrator's written consent and after filing with the Trustee the form prescribed by the Plan Administrator, may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a qualified "rollover contribution" which the Code permits an Employee to transfer either directly or indirectly from one qualified plan to another qualified plan ("Rollover Contribution"), as long as the Rollover Contribution will not require any changes to the operation and administration of this Plan or the provision of any form of distribution other than a lump sum distribution. Before accepting a Rollover Contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a qualified Rollover Contribution. In addition, if the Plan Administrator determines to accept accounts transferred from other qualified plans, there may be transferred to the Trustee all or any of the assets held for the benefit of a Participant in any other plan that satisfies the applicable requirements as a qualified plan under Sections 401(a) and 403(a) of the Code ("Transfer Contribution"). If a contribution is made to the Trust under this section, the Trustee shall hold the amount contributed in a segregated Account for the Participant's sole benefit. The interest of each Participant in all such Employee Contribution Accounts shall be 100% vested and Nonforfeitable at all times.

6.2      WITHDRAWAL OF ROLLOVER AND TRANSFER CONTRIBUTIONS

A Participant, upon 30 days' prior written notice to the Trustee, may request withdrawal of all or any part of the Participant's Rollover Contribution or Transfer Contribution. The Trustee shall comply with a request to withdraw as soon as reasonable and practicable given the time required to convert a sufficient portion of a Participant's Employee Contribution Account to cash and the availability of an accounting as of the applicable Valuation Date.

                                    ARTICLE 7
                             INVESTMENT OF ACCOUNTS

7.1      INVESTMENT OF ACCOUNTS

A Participant shall elect in which Investment Fund or Funds his or her Accounts shall be invested in accordance with this section.

     (a) Investment of Account Balance and Future Contributions. A Participant's Account balance and a Participant's future contributions shall be invested in the Investment Fund or Funds elected by the Participant, as the Participant may direct from time to time. Such elections shall be subject to the limitations in amount or increment and to such other requirements as the Plan Administrator from time to time shall announce. Investment elections may be made telephonically or by such other method as the Plan Administrator shall determine from time to time.

     (b) Direction of Investment by Beneficiary of Participant. After the death of a Participant, the Participant's Beneficiary entitled to a distribution of benefits under the Plan

                     PriceCostco 401(k) Retirement Plan        Page 27
shall be entitled to make all elections under this section as if such Beneficiary were the Participant.

7.2      OPTIONAL PASS-THROUGH VOTING OF NON-EMPLOYER STOCK

The Plan Administrator may direct the Trustee, in all cases or from time to time, to allow Participants to direct the Trustee as to the manner in which the securities, other that Employer Stock, allocated to each Participant's Account shall be voted or how the Trustee should respond to a tender offer or similar ownership right. In such event, the Trustee shall deliver to each Participant a copy of any proxy solicitation materials, tender offer, or other information given to shareholders of the securities, together with a form by which the Participant may instruct the Trustee how to vote or whether to tender the securities. The Trustee shall vote such securities through proxy in accordance with the instructions received from the Participant entitled to vote the securities and shall tender or exercise other ownership rights in accordance with the instructions of the Participant. The Trustee shall not vote, tender, or otherwise exercise ownership rights for any such securities for which instructions are not received from the Participant.

7.3      PASS-THROUGH VOTING OF EMPLOYER STOCK

     (a) Information and Procedures. Participants who have investments in Employer Stock shall be provided with the same information as that which is provided to other shareholders, including all proxies, and the Participant shall have the right to direct the Trustee as to the voting, tender, and other similar rights of the Employer Stock allocated to the Participant's Account. Information regarding a Participant's exercise of such rights shall be maintained in accordance with procedures designed to safeguard the confidentiality of the purchase, holding, or sale of Employer Securities and the exercise of voting, tender, and other ownership rights, except to the extent necessary to comply with federal or state laws that are not preempted by ERISA (such as the reporting requirement for "insiders" under Section 16 of the Securities Exchange Act of 1934).

     (b) Appointment of Special Fiduciaries. The Plan Administrator shall designate a company fiduciary to be responsible for ensuring that the procedures requiring the safeguarding of confidential information as to the ownership and exercise of ownership rights are adequate and utilized. In addition, the company fiduciary shall appoint an independent fiduciary (who may not be affiliated with the Employer or any Affiliated Company) to carry out any activities that the company fiduciary determines involve a potential for undue employer influence on Participants with regard to the direct or indirect exercise of shareholder rights. Examples of activities that may have the potential for undue influence are: tender offers, exchange offers, and contested board elections. At the time of the adoption of this instrument, the Plan Administrator has designated the individual acting as Executive Vice President and Chief Financial Officer of Price/Costco, Inc., as the company fiduciary and has granted the company fiduciary the authority to delegate some or all of such fiduciary duties to the individual acting as Senior Vice President of Human Resources of Price/Costco, Inc.


                  PriceCostco 401(k) Retirement Plan        Page 28

     (c) Voting of Employer Stock. A Participant may direct the Trustee as to the manner in which Employer Stock allocated to the Participant's Account shall be voted. Before each meeting of the shareholders, the company fiduciary or the independent fiduciary shall have delivered to each Participant a copy of any proxy solicitation materials together with a form by which the Participant may instruct the Trustee how to vote the Employer Stock. The Trustee shall vote Employer Stock through proxy in accordance with instructions received from the Participant entitled to vote such Employer Stock. The Trustee shall not vote Employer Stock for which voting instructions are not received from the Participant entitled to vote such Employer Stock. The Trustee, the Employer, the company fiduciary, and the independent fiduciary shall not express any opinion or recommendation to any Participant concerning the voting of Employer Stock.

     (d) Tender Offers. In the event of a tender offer for shares of Employer Stock, the Trustee shall sell, convey or transfer Employer Stock only in accordance with the written instructions of the Participant. The independent fiduciary appointed by the company fiduciary shall have delivered to each Participant all information provided to other shareholders, including (a) a copy of the description of the terms and conditions of the tender offer filed with the Securities and Exchange Commission on Schedule 14D-1, (b) if requested , a copy of the statement from management setting forth its position with respect to the Tender Offer filed with the Securities and Exchange Commission on Schedule 14D-9, (c) an instruction form to be used by any Participant who wishes to instruct the Trustee to tender Employer Stock in response to the tender offer which states that Employer Stock allocated to the Participant will not be tendered if no instruction form is returned to the Trustee by the indicated deadline, and (d) such other materials or information as the independent fiduciary may deem necessary or appropriate. The Trustee shall sell, convey, or transfer shares of Employer Stock pursuant to the terms of the tender offer as directed by the Participants on the instruction forms. The Trustee, the Employer, the company fiduciary, and the independent fiduciary shall not express any opinion or recommendation to any Participant concerning the tender offer.

                                    ARTICLE 8
                             VESTING AND FORFEITURES

8.1      FULL VESTING

The interest of each Participant in that Participant's Matching and Discretionary Contribution Accounts shall become fully vested and Nonforfeitable upon the first to occur of any one of the following events while the Participant is employed by the Employer:

     (a) Upon the attainment of Normal Retirement Age;

     (b) Upon the death or onset of Total Disability of the Participant;

     (c) Upon the attainment of 100% vesting under the Vesting Schedule set forth in this Article;

     (d) Upon the complete termination of the Plan; and

                   PriceCostco 401(k) Retirement Plan        Page 29

     (e) With respect to affected Participants, upon the partial termination of the Plan.

Any of the foregoing events that occur after a Participant has terminated employment with the Employer shall not result in accelerated vesting, and the vested percentage of a terminated Participant shall be determined under the vesting schedule set out below. A Participant's Salary Deferral Account, Employer Qualified Non-Elective Contribution Account, and Employee Contribution Account shall be 100% vested and Nonforfeitable at all times.

8.2      NORMAL VESTING SCHEDULE

     In the event that the employment of a Participant with the Employer terminates and none of the events resulting in full vesting under Section 8.1 or alternative vesting under Section have occurred, such Participant shall be vested with a percentage portion of that Participant's Matching Contribution Account and Employer Discretionary Contribution Account in accordance with the following Vesting Schedule:

----------------------------------------------------------------------------------------------
              Years of Service                                 Percent Vested
----------------------------------------------------------------------------------------------
                 Less than 2                                         0%
----------------------------------------------------------------------------------------------
              2 but less than 3                                     10%
----------------------------------------------------------------------------------------------
              3 but less than 4                                     25%
----------------------------------------------------------------------------------------------
              4 but less than 5                                     50%
----------------------------------------------------------------------------------------------
                  5 or more                                         100%
----------------------------------------------------------------------------------------------


8.3      ALTERNATIVE VESTING SCHEDULE FOR MISCONDUCT

Notwithstanding the foregoing, if a Participant is discharged or resigns and the Plan Administrator determines that such Participant committed an act of dishonesty, disclosed confidential information, or engaged in misconduct that resulted in or might result in material loss or detriment to the Employer or an Affiliated Company, such Participant shall be vested with a percentage portion of that Participant's Matching Contribution Account and Employer Discretionary Contribution Account in accordance with the following Vesting Schedule:

----------------------------------------------------------------------------------------------
              Years of Service                                 Percent Vested
----------------------------------------------------------------------------------------------
                 Less than 5                                         0%
----------------------------------------------------------------------------------------------
                  5 or more                                         100%
----------------------------------------------------------------------------------------------

This alternative vesting schedule shall apply only if the Plan Administrator makes a specific determination that the Participant engaged in one of the specific acts described above. If no such determination is made by the Plan
Administrator, then the normal vesting schedule set forth in the foregoing section shall apply.


                       PriceCostco 401(k) Retirement Plan        Page 30

8.4      INCLUDED YEARS OF SERVICE - VESTING


For purposes of determining Years of Service under this Article, the Plan shall take into account all Years of Service an Employee completes with the Employer or any Affiliated Company, including Years of Service as an Ineligible Employee.

8.5      FORFEITURES

The Plan Administrator shall administer Forfeitures by forfeiting the non-vested portion of a terminated Participant's Employer Contribution Account on the earlier of (a) the date of distribution of the Participant's Nonforfeitable Account balance, or (b) the date the Participant has five consecutive Breaks in Service. For purposes of this section, if the value of the Participant's Nonforfeitable Account balance is zero, the Participant shall be deemed to have received a distribution of such Nonforfeitable Account balance as of the date of the Participant's termination of employment with the Employer. Such Forfeitures shall be used to pay administrative expenses of the Plan and to reduce Employer Contributions to the Plan.

8.6      RESTORATION OF FORFEITURES

If a terminated Participant who has forfeited some portion of his or her account is subsequently reemployed by the Employer prior to the expiration of five consecutive Breaks in Service, the amount forfeited (without benefit of investment gains or losses) shall be restored to the account if the Participant repays to the Trust Fund the full dollar amount distributed on account of the termination within five years of the reemployment date. Any such amounts shall be restored to the account of the reemployed Participant as of the last day of the Plan Year in which the repayment was made. The restoration shall be made from any forfeitures available before such forfeitures are allocated among the accounts of other Participants. If no forfeitures are available, the Employer shall make a special contribution for this purpose. Within 30 days of rehiring any former Participant who had forfeited a portion of his or her account, the Administrator shall notify the Participant of any right the Participant has to make repayment of the account and of the effect of such repayment.

                                    ARTICLE 9
                            DISTRIBUTION OF BENEFITS

9.1      DISTRIBUTION AFTER AGE 59 1/2

A Participant may apply for a distribution of all or a portion of the Participant's Nonforfeitable Account balance at any time after attaining age 59 1/2.

9.2      DISTRIBUTION UPON SEPARATION FROM SERVICE

The Participant's benefit upon separation from Service with the Employer for any reason shall be the total of the Participant's Nonforfeitable Account balances as of the semi-monthly date that termination distributions are posted immediately following the date on which the Participant's completed application for distribution of benefits and consent to distribution is received by the Plan Administrator. If the value of a Participant's Nonforfeitable Account balance (derived from combined Employer and Employee contributions, other than any accumulated deductible employee contributions, if the Plan is hereafter amended to allow such deductible employee contributions) exceeds, or has ever exceeded, $3,500, distribution may not be made before

                    PriceCostco 401(k) Retirement Plan        Page 31

Normal Retirement Age without the consent of the Participant. If the Participant's Nonforfeitable Account balance (derived from combined Employer and Employee contributions, other than any accumulated deductible Employee contributions)has never exceeded $3,500, no consent to a distribution of the Participant's benefit shall be required, and the Participant shall be deemed to have submitted an application for distribution of benefits as of the date on which he or she separated from Service. Distribution of a Participant's Nonforfeitable Account balance shall be made within a reasonable period of time after the termination distribution is posted.

9.3      FORM OF  DISTRIBUTION

The normal form of benefit shall be a single-sum distribution of the Participant's Nonforfeitable Account balance, which shall be made to the Participant, if living, or if not, to the Participant's surviving Spouse, but if there is no surviving Spouse or if the Spouse has consented in a manner conforming to Section 12.1, then to the Participant's designated Beneficiary.

The distribution shall be made in cash, or in property, or partly in each, at the discretion of the Trustee, at its fair market value as determined by the Trustee. There shall be no installment or annuity forms of distribution.

9.4      LATEST DATE FOR COMMENCEMENT OF BENEFITS

Under the Act, unless a Participant elects otherwise, in writing, distribution of the Participant's vested Account shall begin no later than the 60th day after the latest of the following:

     (a) The close of the Plan Year in which the Participant attains age 65 or Normal Retirement Age, if earlier;

     (b) The close of the Plan Year in which occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

     (c) The close of the Plan Year in which the Participant terminates Service with the Employer.

Notwithstanding the foregoing, the failure of a Participant to consent to a distribution while the Participant's account balance is immediately distributable shall be deemed to be an election to defer commencement of distribution of any benefit sufficient to satisfy this section.

9.5      REQUIRED DISTRIBUTION AT AGE 70 1/2

Notwithstanding any provisions of this Plan to the contrary, distribution of a Participant's Account shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains the age of 70 1/2, even if the Participant has not yet retired. The amount of the distribution to be made shall be determined in accordance with Internal Revenue Code Section 401(a)(9), and the regulations thereunder. Under those regulations, the amount of the distribution shall be the greater of the amount determined under Proposed Regulation Section 1.401(a)(9)-1 or the minimum incidental benefit requirement of Proposed Regulation

                   PriceCostco 401(k) Retirement Plan        Page 32

Section 1.401(a)(9)-2. In calculating the amount of the minimum distributions required, life expectancies may be recalculated annually if the Beneficiary is the Participant's Spouse.

9.6      DEATH DISTRIBUTION PROVISIONS

If the Participant dies before distribution of the Participant's entire interest has been made, distribution of the Participant's remaining interest shall be made to the Participant's Beneficiary in a single sum as soon as administratively feasible, and in no event later than December 31 of the calendar year containing the fifth anniversary of the Participant's death. However, if the Participant's Beneficiary is the Participant's Spouse, and if the Participant's Account balance at the time of the Participant's death exceeds $3500, the Spouse may elect to defer distribution until a time designated by the Spouse but no later than December 31 of the calendar year in which the Participant would have attained age 70 1/2.

9.7      DISTRIBUTION UNDER QUALIFIED DOMESTIC RELATIONS ORDER

Distribution if all or a portion of a Participant's Nonforfeitable Accounts will be made according to the terms of a "qualified domestic relations order" to the child, spouse, or former spouse of a Participant, even though the Participant is not otherwise eligible for a distribution under the Plan. A qualified domestic relations order is a domestic relations order, judgment, or decree (including the approval of a property settlement agreement) that (a) relates to the provision of child support, alimony, or property rights to a spouse, former spouse, child, or other dependent of a Participant and (b) is made pursuant to the domestic relations law of any state; provided that the Plan Administrator determines that such order meets the requirements of Code Section 414 (p) and related regulations.

9.8      HARDSHIP WITHDRAWALS

A Participant shall be eligible to make a hardship withdrawal only from the Participant's Salary Deferral Account in the event of certain financial hardships, if the requirements of this section are met. The amount of such a distribution shall not exceed the amount of the financial need, and the distribution may be made only from actual Salary Deferral Contributions, excluding any earnings. No amounts may be withdrawn unless the Participant is able to demonstrate financial hardship. For purposes of this section, hardship is defined as certain specified immediate and heavy financial needs of the Participant where such Participant lacks other available resources.

The financial need must satisfy both the "hardship" requirements of Treasury Regulation 1.401(k)-1(d)(2)(iii) and any additional requirements that may be adopted by the Plan Administrator on a uniform and nondiscriminatory basis. At present, the Plan Administrator will authorize hardship withdrawals only for the following financial needs:

     (a)  Unreimbursable   expenses  incurred  or  necessary  for  medical  care
(described in Code Section 213(d))of the Participant, the Participant's Spouse, or the Participant's dependents (as defined in Code Section 152);

     (b) Costs directly related to the purchase of a principal residence for the Participant (excluding payments on a note secured by a mortgage or deed of trust on such principal residence);

                   PriceCostco 401(k) Retirement Plan        Page 33

     (c) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's Spouse, or the Participant's minor children or dependents (as defined in Code Section 152);

     (d) Payments to prevent the eviction of the Participant from (or the foreclosure on the mortgage or deed of trust secured by) the Participant's principal residence; or

     (e) Any other event specified by the Commissioner of Internal Revenue as a "safe harbor" constituting an immediate and heavy financial hardship.

     The Participant must supply written evidence of the financial need, including any supporting documentation requested by the Plan Administrator. A distribution will be considered as necessary to satisfy the need only if all of the following conditions are satisfied:

     (f) The Participant has no other resources available to meet the need, including the resources of the Participant's Spouse and minor children that are reasonably available to the Participant;

     (g) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans under all plans maintained by the Employer;

     (h) The Participant declares, under penalty of perjury, that the need cannot be relieved by any of the following:

                  (1) Reimbursement or compensation by insurance or otherwise;

                  (2) Reasonable liquidation of the Participant's assets (or the assets of the Spouse or minor children of the Participant) to the extent such liquidation will not itself increase the amount of the need;

                  (3) Suspending all of the Participant's contributions to this Plan and to any other plan (and the Spouse's contributions to any plan);

                  (4) Applying for distributions or loans from any other plans in which the Participant or the Participant's Spouse participate; or

                  (5) Borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need; and

     (i) The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the hardship distribution).

In the event that a Participant receives a hardship distribution, the Participant may make no further Salary Deferral Contributions, (or any other employee contributions that may be allowed by the Plan in the future) to this Plan or to any other plan maintained by the Employer for a period of 12 months from the date the hardship distribution is posted to the Participant's Account

               PriceCostco 401(k) Retirement Plan        Page 34
by the Trustee. For this purpose the phrase "any other plan maintained by the Employer" includes all qualified and non-qualified plans of deferred compensation maintained by the Employer, including the PriceCostco Deferred
Compensation Plan for Employees of Costco Wholesale Corporation and the PriceCostco Deferred Compensation Plan for Employees of The Price Company. The phrase also includes Participant contributions to any stock option, stock purchase, or similar plans and any cash or deferred arrangement that is part of a cafeteria plan within the meaning of Code Section 125. However, the phrase does not include contributions to health or welfare benefit plans, such as the PriceCostco FlexPlan, including health and welfare plans that are part of a cafeteria plan within the meaning of Code Section 125. In addition, a Participant who receives a hardship distribution may not make Salary Deferral Contributions to this Plan for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 401(g) of the Code for such taxable year, reduced by the amount of the Participant's Salary Deferral Contributions for the taxable year of the hardship distribution.

9.9      DIRECT ROLLOVER FOR ELIGIBLE DISTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

The following definitions shall apply to the foregoing:

     (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the
Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the Spouse or former spouse.


                     PriceCostco 401(k) Retirement Plan        Page 35

     (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE 10
                       RIGHTS AND REMEDIES OF PARTICIPANTS

10.1     ANNUAL STATEMENTS

As soon as practicable after the Anniversary Date of each Plan Year but within the time prescribed by the Act and the regulations under the Act, the Plan Administrator shall deliver to each Participant (and to any Beneficiary of a deceased Participant) a written statement showing as of that Anniversary Date the following:

     (a) The balance of the Participant's Accounts as of that Anniversary Date;

     (b) The amount and source of allocations to the Participant's Accounts for the Plan Year;

     (c)  The  adjustments  to  the   Participant's   Accounts   reflecting  the
Participant's share of the income and expenses of the Trust for the Plan Year;

     (d) The Nonforfeitable portion of the new balances in each of the Participant's Accounts; and

     (e) A summary of the annual report filed by the Plan Administrator with the United States Department of labor containing the statement of assets and liabilities of the Trust, statement of receipts and disbursements, and any other information the Act requires to be furnished to the participant.

No Participant, except a member of the Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

10.2     ASSIGNMENT OR ALIENATION

Except with respect to federal income tax withholding, neither a Participant nor a Beneficiary shall assign or alienate any benefit provided under the Plan, and the Trustee shall not recognize any such assignment or alienation. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code and Section of the Plan.

10.3     NOTICE OF CHANGE IN TERMS

The Plan Administrator, within the time prescribed by the Act and the applicable regulations, shall furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by the Act to be furnished without charge.

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




10.4     INFORMATION AVAILABLE

Any Participant in the Plan and any Beneficiary of a deceased Participant may examine copies of the "summary plan description," the latest annual report, any bargaining agreement, this Plan, the Trust, and any contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in the Plan Administrator's office, or in such other place or places as the Plan Administrator may designate from time to time in order to comply with the regulations issued under the Act, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Plan Administrator shall within 30 days furnish a copy of any item listed in this section. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

10.5     DENIAL OF BENEFITS

The Plan Administrator shall provide adequate notice in writing to any Participant and to any Beneficiary of a deceased Participant ("Claimant") whose claim for benefits under the Plan has been denied. The Plan Administrator's notice to the Claimant shall set forth:

     (a) The specific reason for the denial;

     (b) Specific references to pertinent Plan provisions on which the Plan Administrator based its denial;

     (c) A description of any additional material and information needed for the Claimant to perfect the claim and an explanation of why the material or information is needed;

     (d) A statement that the Claimant has a right to appeal and that any appeal the Claimant wishes to make of the adverse determination must be in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits;

     (e) A statement that the failure of the Claimant to appeal the action to the Plan Administrator in writing within the 60 day period will render the Plan Administrator's determination final, binding and conclusive; and

     (f) The name of each member of the Committee and the name and address of the committee member to whom the Claimant may forward his appeal.

10.6     APPEAL PROCEDURE

A Claimant or his or her duly authorized representative may submit written comments and arguments to the Plan Administrator in connection with an appeal and may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and may consult with counsel regarding the appeal. The Plan Administrator shall then make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of the Claimant's written

                      PriceCostco 401(k) Retirement Plan        Page 37
request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day limit impractical. However, in no event shall the Plan Administrator render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

10.7     LITIGATION AGAINST THE TRUST

If any legal action filed against the Trustee, the Plan Administrator, or any member or members of the Committee, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Plan Administrator, or any member or members of the Committee for all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges.

10.8     DISTRIBUTION FOR MINOR BENEFICIARY

In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his or her residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

                                   ARTICLE 11
                       EMPLOYER ADMINISTRATIVE PROVISIONS

11.1     INFORMATION TO PLAN ADMINISTRATOR

The Employer shall supply current information to the Plan Administrator as to the name, Social Security number, date of birth, date of employment, annual Compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrator considers necessary. The Employer's records as to the current information the Employer furnishes to the Plan Administrator shall be conclusive as to all persons.

11.2     NO LIABILITY

The Employer assumes no obligation or responsibility to any of its Employees, Participants, or Beneficiaries for any act, or failure to act, on the part of the Trustee or the Plan Administrator.

11.3     INDEMNITY OF TRUSTEE AND COMMITTEE

The Employer indemnifies and holds harmless the Trustee and the members of the Committee, and each of them, from and against any and all loss resulting from liability to which the Trustee

                  PriceCostco 401(k) Retirement Plan        Page 38
or the members of the Committee may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of the Trust or Plan, or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this section shall not relieve the Trustee or any Committee member from any liability such may have under the Act for breach of a fiduciary duty.

                                   ARTICLE 12
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

12.1     BENEFICIARY DESIGNATION

Any Participant may from time to time designate, in writing, any person or persons contingently or successively, to whom the Trustee shall distribute the Participant's Account balance in the event of the Participant's death. The Plan Administrator shall prescribe the form for the written designation of Beneficiary. When the Participant files a form with the Plan Administrator, the latest form filed shall revoke all designations filed prior to that date by the same Participant.

In the event the Participant is married and not legally separated and the Participant seeks to name a Beneficiary other than the Spouse of that
Participant, that Beneficiary designation shall not be effective unless that designation contains the written consent of the Spouse of the Participant. The writing must acknowledge the effect of the consent, and the signature of the Spouse must be witnessed by a notary public or, if permitted by the Plan Administrator, by a representative of the Plan Administrator. Such consent may not be required, however, if it is established to the satisfaction of the Plan Administrator that the consent of the Participant's Spouse may not be obtained because there is no Spouse, because the Spouse cannot be located or because of such other circumstances as may be permitted under Section 417(a)(2) of the Code. The written consent of a Participant's Spouse must state the specific beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit and the form of payment from any optional methods of payment available to the Participant, if the Plan is hereafter amended to provide optional forms of payment. In lieu of this, the Participant's Spouse may give a general consent, permitting the Participant to change the designated Beneficiary without requiring any further consent by the Spouse, or a limited general consent, permitting the Participant to change the Beneficiary among a specified group of beneficiaries, without any further consent by the Spouse. A general consent or a limited general consent shall be invalid unless the consent acknowledges that the Spouse has the right to limit consent to a specific Beneficiary or group of Beneficiaries and that the Spouse voluntarily elects to relinquish such right.

A designation of Beneficiary inconsistent with the preceding paragraph shall not be binding on the Plan Administrator, and the Plan Administrator shall distribute benefits first to the Participant's surviving Spouse. A designation of Beneficiary other than the Spouse shall be automatically revoked on the marriage or remarriage (other than a common-law marriage) of a Participant and any designation of the Spouse as Beneficiary shall be automatically revoked on any finalized dissolution of marriage of a Participant subsequent to the date of filing of the designation of the Beneficiary. Except as specifically provided in
Section 414(p) of the Code or any qualified domestic relations order issued with respect thereto, nothing contained in the

                PriceCostco 401(k) Retirement Plan        Page 39

Retirement Equity Act of 1984 or the Code shall give the Spouse the power to designate a beneficiary of the Spouse's interest in the Plan if the Spouse predeceases the Participant.

12.2     NO BENEFICIARY DESIGNATION

If a Participant fails to name a Beneficiary, or if the Beneficiary named by a Participant predeceases the Participant or dies before complete distribution of the Participant's Account balance, then the Trustee shall pay the Participant's Account balance in the following order of priority to the following:

     (a) The Participant's surviving Spouse; then

     (b) The Participant's surviving issue, including adopted persons, in equal shares, on the principle of representation; then

     (c) The Participant's estate, provided, however, that if the Plan Administrator cannot locate a qualified representative of the deceased Participant's estate or if no such representative has been appointed by an appropriate court, then the Participant's heirs-at-law as determined in the reasonable judgment of the Plan Administrator; then

     (d) The Plan.

The Plan Administrator shall direct the Trustee as to the method and to whom the Trustee shall make payment under this section.

12.3     PERSONAL DATA TO PLAN ADMINISTRATOR

Each Participant and each Beneficiary of a deceased Participant must furnish to the Plan Administrator current information as to that person's Social Security number, date of birth, current employment, current compensation, current marital status, and the names of the members of that person's immediate family including Spouse, children, and parents, and such evidence as is reasonably necessary to substantiate any of that information. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true, and complete evidence, data, and information when requested by the Plan Administrator. The Plan Administrator shall advise each Participant of the effect of any failure to comply with its request for information.

12.4     ADDRESS FOR NOTIFICATION

Each Participant and each Beneficiary of a deceased Participant shall file with the Plan Administrator from time to time, in writing, his or her current post office address and any change of post office address. Any communication, statement, or notice addressed to a Participant or Beneficiary at the last post office address filed with the Plan Administrator, or as shown on the records of the Employer, shall bind the Participant, or Beneficiary, for all purposes of this Plan.


                    PriceCostco 401(k) Retirement Plan        Page 40

12.5     NO RIGHT TO CONTINUED EMPLOYMENT

Nothing contained in this Plan, or with respect to the establishment of the Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or Beneficiary any right to continued employment, any legal or equitable right against the Employer or any officer or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, the Act, or a separate written agreement.

                                   ARTICLE 13
                     POWERS AND DUTIES OF PLAN ADMINISTRATOR

13.1     COMMITTEE MEMBERS' EXPENSES

The Employer may appoint a Committee to administer the Plan, the members of which may or may not be Participants in the Plan. The members of the Committee who are employees of the Employer or any Affiliated Company shall serve without compensation for services as such, but the Employer shall pay all expenses of the Committee and the members of the Committee, including the expense for any bond required under the Act.

13.2     VACANCY

In case of a vacancy in the membership of the Committee, the remaining members of the Committee may exercise any and all of the powers, authority, duties, and discretion conferred upon the Committee until the vacancy is filled.

13.3     POWERS OF PLAN ADMINISTRATOR

The Committee, as Plan Administrator, shall have full and exclusive authority to administer and interpret the Plan, including the following powers and duties, which shall be exercised in its sole discretion by the decision of a majority of the members appointed and qualified:

     (a) To determine the eligibility of an Employee to participate in the Plan, the value of a Participant's Account balance, and the Nonforfeitable percentage of each Participant's Account balance;

     (b) To interpret the terms of the Plan and all provisions thereof;

     (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan;

     (d) To enforce the terms of the Plan and the rules and regulations it adopts;

     (e) To direct the Trustee as to the crediting and distribution of the Trust;

     (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;


              PriceCostco 401(k) Retirement Plan        Page 41

     (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (h) To engage the service of agents as it may deem advisable to assist it with the performance of its duties;

     (i) To engage the services of an investment manager or managers (as defined in Section 3(38) of the Act), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

     (j) To make determinations and grant hardship distributions (and plan loans if the plan is hereafter amended to allow loans);

     (k) To establish, amend, or terminate the Plan and Trust and to change the Trustee of the Trust in its sole discretion without written authorization from the Employer or plan sponsor;

     (l) To execute, by signature of any three members, on behalf of the Employer, the Plan and Trust documents and any amendments thereto; and

     (m) To prepare and transmit any summary plan description, summary of material modification, employee notice, enrollment and distribution form, and all forms, schedules, certifications or other communications with the Internal Revenue Service, the Department of Labor, or any other state or federal agency regulating the Plan.

If the Plan Administrator is not the Committee, the Plan Administrator shall have the powers and duties listed above, with the exception of the following powers which shall not be given to such a Plan Administrator except by the express action of the Employer: the power to establish, amend or terminate the Plan and Trust; the power to change the Trustee; and the power to execute Plan and Trust documents without written authorization from the Employer or plan sponsor. However, the Plan Administrator may have such powers if the Plan Administrator is the Employer or if the Employer specifically delegates such powers to the Plan Administrator.

The Plan Administrator shall have responsibility for compliance with the reporting and disclosure rules applicable to this Plan under the Act or otherwise. All determinations made by the Plan Administrator with respect to eligibility for benefits and the terms of this Plan shall be based on a reasonable interpretation of this Plan and shall be made by the Plan Administrator, in its sole discretion. The Plan Administrator shall maintain records of its activities.

13.4     FUNDING POLICY

The Plan Administrator shall review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Plan Administrator shall communicate annually to the Trustee and to any Plan investment manager the Plan's short-term

                     PriceCostco 401(k) Retirement Plan        Page 42
and long-term financial needs so that investment policy can be coordinated with the financial requirements of the Plan.

13.5     AUTHORIZED REPRESENTATIVE

Unless the Employer gives directions to the contrary, the Committee may authorize any one or more of its members to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. At the request of the Trustee, the Committee will evidence this authority by an instrument signed by all members and filed with the Trustee.

13.6     INTERESTED MEMBER

No member of the Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his or her own benefits under the Plan.

13.7     INDIVIDUAL ACCOUNTS

The Plan Administrator shall maintain, or direct the Trustee to maintain, a separate Account in the name of each Participant to reflect the Participant's Account balance under the Plan.

13.8     VALUE OF PARTICIPANT'S ACCOUNTS

The Plan Administrator shall value the Participants' Accounts as of each Anniversary Date to determine their fair market value and shall value the Participants' Accounts on such other dates as may be necessary.

13.9     ACCOUNT CHARGED

The Plan Administrator shall charge all distributions made to a Participant or to his or her Beneficiary against the Account of that Participant when made.

13.10    UNCLAIMED ACCOUNT PROCEDURE

Neither the Trustee nor the Plan Administrator shall be obliged to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Plan Administrator, by certified or registered mail addressed to the last known address of record with the Plan Administrator or the Employer, shall notify any Participant, or Beneficiary, that he or she is entitled to a distribution under this Plan. If the Participant, or Beneficiary, fails to claim his or her distributive share or make his or her whereabouts known in writing to the Plan Administrator within six months from the date of mailing of the notice, or before this Plan is terminated or discontinued, whichever should first occur, the Plan Administrator shall direct the Trustee to transfer the Participant's entire Account balance (the "Unclaimed Account") into the lowest risk investment fund provided by the Plan as an investment option at the time in question, or if no such fund is available into a segregated interest-bearing Account in the name of the Participant or Beneficiary. The Plan Administrator shall request the Social Security Administration to notify the Participant (or Beneficiary) of the existence of the Unclaimed Account in accordance with the procedures it has

                PriceCostco 401(k) Retirement Plan        Page 43
established for this purpose. The Unclaimed Account shall be entitled to all income it earns and shall bear all expenses or losses it incurs. In the event the Unclaimed Account remains unclaimed for one year after the end of the Plan Year during which the notice was mailed, the Unclaimed Account shall be forfeited. The amount so forfeited shall be treated as a forfeiture in accordance with the normal provisions of this Plan. However, if the Participant or Beneficiary thereafter makes a claim for benefits prior to termination of the Plan, the amount forfeited shall be reinstated (without benefit of investment gains or losses) to the account of the Participant or Beneficiary. The Employer may use any available forfeitures for the purpose of such reinstatement. If no forfeitures are available, the Employer shall make an additional contribution for this purpose.

                                   ARTICLE 14
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

14.1     EXCLUSIVE BENEFIT

Except as provided in Section 3.2, the Employer shall have no beneficial interest in any assets of the Trust, and no part of any asset in the Trust shall ever revert to or be repaid to the Employer, either directly or indirectly. Until the satisfaction of all liabilities to the Participants and their Beneficiaries under the Plan, no part of the principal or income of the Trust Fund, or any asset of the Trust, shall be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

14.2     AMENDMENT BY EMPLOYER

The Employer, through action of its board of directors (or other governing board if it is not governed by a board of directors), shall have the right at any time to amend this Agreement in any manner it deems necessary or advisable; provided, however, no amendment shall authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no amendment shall cause or permit any portion of the Trust Fund to revert to or become property of the Employer; and no amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator, or the Committee may be made without the written consent of the affected Trustee, the Plan Administrator, or the affected member of the Committee. The Employer may delegate the authority to amend or terminate the Plan and Trust to the Committee or other Plan Administrator from time to time. At the Effective Date, the Employer has delegated this authority to the Committee, which shall act in accordance with the resolution by which the Committee was appointed and in accordance with the provisions of Article .


                PriceCostco 401(k) Retirement Plan        Page 44

14.3     AMENDMENT TO VESTING SCHEDULE

Though the Employer reserves the right to amend the Vesting Schedule at any time, the Employer shall not amend the Vesting Schedule (and no amendment shall be effective) unless the amendment provides that the Nonforfeitable percentage of any Participant's Account balance derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) shall not be less than the
Nonforfeitable percentage of that Account balance computed under the Plan without regard to the amendment. No amendment to the Plan shall decrease a Participant's Account balance or eliminate an optional form of distribution. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. No amendment to the Plan shall have the effect of decreasing a Participant's Nonforfeitable Account balance determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. If the Employer makes a permissible amendment to the Vesting Schedule, each Participant having at least three Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Account balance computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within 60 days of the latest of
(a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, shall forward a true copy of any amendment to the Vesting Schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the Vesting Schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior Vesting Schedule.

14.4     DISCONTINUANCE

The Employer shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate this Plan and the Trust created under this Agreement. The Plan shall terminate upon the first to occur of the following:

     (a) The date terminated by action of the Employer or the Committee;

     (b) The date the Employer shall be judicially declared bankrupt or insolvent; or

     (c) The dissolution, merger, consolidation, or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Employer under this Plan.


             PriceCostco 401(k) Retirement Plan        Page 45

14.5     FULL VESTING ON TERMINATION

Notwithstanding any other provision of this Plan to the contrary, upon the date of either full or partial termination of the Plan, or, if applicable, upon the date of a complete discontinuance of contributions to the Plan, an affected Participant's right to his or her Account balance shall be 100% Nonforfeitable. The Plan Administrator shall interpret and administer this Paragraph in accord with the extent and scope of the Treasury Regulations issued under Section 411(d)(3) of the Code.

14.6     MERGER

The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger, consolidation, or transfer.

14.7     TERMINATION

Upon termination of the Plan, the provisions of the Article entitled "Distribution of Benefits," shall remain operative, and the Trust shall continue until the Trustee has distributed all of the benefits under the Plan. On each Anniversary Date, the Plan Administrator shall credit any part of a Participant's Account balance retained in the Trust with its proportionate share of the Trust's income, expenses, gains, and losses, both realized and unrealized.

                                   ARTICLE 15
                               GENERAL PROVISIONS

15.1     EVIDENCE

Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document, or other information that the Plan Administrator may consider pertinent, reliable, and genuine, and to have been signed, made, or presented by the proper party or parties. Any action required of the Employer shall be by resolution of the Employer, or by resolution or action of a person or entity authorized by resolution of the Employer. Both the Plan Administrator and the Trustee shall be fully protected in acting and relying upon any evidence described in this section.

15.2     NO RESPONSIBILITY FOR EMPLOYER ACTION

The Trustee and the Plan Administrator shall have no obligation or responsibility with respect to (a) any action required by the Plan to be taken by the Employer, any Participant, or eligible Employee, (b) the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, or (c) the collection of any contribution required under the Plan or the determination of the correctness of the amount of any Employer contribution.


                 PriceCostco 401(k) Retirement Plan        Page 46

15.3     RESTRICTIONS OF THE ACT

The Trustee and the Plan Administrator and any other person who has any fiduciary responsibility with respect to the Plan shall discharge its duties and responsibilities with respect to the Plan in accordance with the standards set forth in Section 404 (a)(1) of the Act, which provides:

         "Subject to sections 403(c) and (d), 4042, and 4044, a fiduciary shall discharge his duties with respect to a plan solely in the interest of the participants and beneficiaries and--

         (A)      for the exclusive purpose of:

                  (i) providing benefits to participants and their beneficiaries; and

                  (ii) defraying reasonable expenses of administering the plan:

         (B) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

         (C) by diversifying the investments of the plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

         (D) in accordance with the documents and instruments governing the plan insofar as such documents and instruments are consistent with the provisions of this title and title IV."

15.4     FIDUCIARIES NOT INSURERS

The Trustee, the Plan Administrator, and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or become due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then-available assets of the Trust.

15.5     WAIVER OF NOTICE

Any person entitled to notice under the Plan may waive the notice.

15.6     SUCCESSORS

The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Plan Administrator, and their successors.


                  PriceCostco 401(k) Retirement Plan        Page 47

                                   ARTICLE 16
                              TOP-HEAVY PROVISIONS


16.1     TOP-HEAVY PROVISIONS

The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan.

16.2     TOP-HEAVY DEFINITIONS

     (a) "Determination Date" means the last day of the preceding Plan Year or the last day of the first Plan Year.

     (b) "Key Employee" means each Employee (including a Beneficiary of a Key Employee or a former Key Employee) who, at any time during the current Plan Year or any of the four immediately preceding Plan Years, is or was (i) an officer of the Employer earning 414 Compensation of more than 50% of the amount specified in Section 415(b)(1)(A) of the Code for such Plan Year, (ii) among the 10 Employees owning, or considered as owning within the meaning of Section 318 of the Code, the largest interests (at least 0.5%) in the employer and earning 414 Compensation of more than the amount specified in Section 415(c)(1)(A) of the Code for such Plan Year, (iii) a Five Percent Owner of the Employer, or (iv) an Employee owning more than 1% of the Employer and receiving more than $150,000 of annual 414 Compensation from the Employer. Notwithstanding the foregoing, no more than 50 Employees or, if less, the greater of three or 10% of the Employer's Employees shall be treated as officers of the Employer.

     (c) "Non-Key Employee" means any Employee who is not a Key Employee.

     (d) "Permissive Aggregation Group" means the Required Aggregation Group plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

     (e) "Required Aggregation Group" means (i) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

     (f) "Top-Heavy Valuation Date" means the most recent Anniversary Date that falls within or ends with the 12-month period ending on the Determination Date.

16.3     DETERMINATION  OF TOP-HEAVY

The Plan shall be considered a Top-Heavy Plan for the Plan Year if, as of the Determination Date:

     (a) The Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group; or


                    PriceCostco 401(k) Retirement Plan        Page 48

     (b) This Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%; or

     (c) This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

16.4     TOP-HEAVY RATIO

     (a) If the Employer maintains one or more defined contribution plans (including this Plan and any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date) for all Employees, both computed in accordance with Section 416 of the Code. Both the numerator and the denominator of the Top-Heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

     (b) If the Employer maintains one or more defined contribution plans (including this Plan and any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the Determination Date, has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate shall be a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with subparagraph (a) above, together with the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Employees, determined in accordance with subparagraph (a) above, together with the present value of accrued benefits under the defined benefit plan or plans for all Employees as of the Determination Date, all determined in accordance with Section 416 of the Code. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio shall be adjusted for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

     (c) For purposes of subparagraphs (a) and (b) above, the value of account balances and the present value of accrued benefits shall be determined as of the Top-Heavy Valuation Date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan and using the same actuarial equivalent for all defined benefit plans. The account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour

               PriceCostco 401(k) Retirement Plan        Page 49

Of  Service  with any  Employer  maintaining  the Plan at any  time  during  the five-year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Sections 416(g)(4)(A), (B) and (E) of the Code. Deductible Employee Contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

16.5     MINIMUM ALLOCATION

     (a) Except as otherwise provided in subparagraphs (b) and (c) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3% of such Participant's 414 Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's 414 Compensation, as limited by Section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that Plan Year (the "Minimum Allocation"). The Minimum Allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because
(i) the Non-Key Employee failed to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (ii) the Non-Key Employee failed to make mandatory employee contributions to the Plan, (iii) the Non-Key Employee's 414 Compensation is less than a stated amount, or (iv) the Plan is integrated with Social Security.

     (b) The provision in subparagraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

     (c) If the Employer maintains a defined benefit plan as well as this Plan, the Minimum Allocation required by this Paragraph shall be increased to 5% of the 414 Compensation of the Participant.

     (d) The Minimum Allocation required (to the extent required to be Nonforfeitable under Section 416(b) of the Code) may not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

16.6     IMPACT ON MAXIMUM BENEFITS

For any Plan Year in which the Plan is a Top-Heavy Plan, Section 5.4 shall be read by substituting "100%" for "125%" wherever it appears therein; provided, however, that such substitution shall not have the effect of reducing any benefit accrued under the Plan prior to the first day of the Plan Year in which this provision becomes applicable.

                                   ARTICLE 17
                                    EXECUTION

By the authorized signatures below, the Committee hereby adopts this amended and restated Plan effective as of January 1, 1995.

              PriceCostco 401(k) Retirement Plan        Page 50

Dated: 12/11/95                    PriceCostco Benefits Committee


                             By:  /s/ Monica D. Smith
                             By:  /s/ J.C. Matthews
                             By:  /s/ Jay L. Tihinen




                        PriceCostco 401(k) Retirement Plan        Page 51

                       PriceCostco 401(k) Retirement Plan
                                   SCHEDULE A
Price/Costco, Inc.
PriceCostco International Inc.
Costco Wholesale Corporation
National Clothing Company
North Pacific Enterprises, Inc.
C.A.S.E.L. International, Inc.
Costco Atlantic Liquors, Inc.
Washington Wholesalers, Inc.
Costco Wholesale International, Inc.
CFFC, Inc.
Costco Vermont Liquors, Inc.
NYDB, Inc.
PCCW, Inc.
The Price Company
Club Distribution, Inc.
PC Liquor, Inc.
Price Co. NY, Inc.
PC Liquor Massachusetts, Inc.
Price Club Properties, Inc.
Price Venture Mexico
Club Trucking, Inc.
FFS, Inc.
DJ Shipping, Inc.
Jones Vending, Inc.
Smith & Sons Exporting, Inc.
Utah Wholesale Distributing, Inc.
Price International, Inc.
Maine Sales, Inc.